As filed on August 30, 1999                                   File No. 002-57151

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              X
      Pre-Effective Amendment No.  ____
      Post-Effective Amendment No.  40                               X
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X
      Amendment No.  29                                              X

                            INVESCO BOND FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                  7800 E. Union Avenue, Denver, Colorado 80237
                    (Address of Principal Executive Offices)
                  P.O. Box 173706, Denver, Colorado 80217-3706
                                (Mailing Address)
       Registrant's Telephone Number, including Area Code: (303) 930-6300
                               Glen A. Payne, Esq.
                              7800 E. Union Avenue
                             Denver, Colorado 80237
                     (Name and Address of Agent for Service)
                                  ------------
                                   Copies to:
                             Ronald M. Feiman, Esq.
                              Mayer, Brown & Platt
                                  1675 Broadway
                          New York, New York 10019-5820
                                  ------------

Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box)


____  immediately upon filing pursuant to paragraph (b)
____  on ______________, pursuant to paragraph (b)
____  60 days after filing pursuant to paragraph (a)(1)
 X    on October 29, 1999, pursuant to paragraph (a)(1)
____  75 days after filing pursuant to paragraph (a)(2)
____  on ______________, pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS | October 31, 1999
-------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
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INVESCO BOND FUNDS, INC.

INVESCO HIGH YIELD FUND
INVESCO SELECT INCOME FUND
INVESCO TAX-FREE BOND FUND
INVESCO U.S. GOVERNMENT SECURITIES FUND

FOUR NO-LOAD MUTUAL FUNDS SEEKING A HIGH LEVEL OF CURRENT INCOME.

 TABLE OF CONTENTS

 Investment Goals And Strategies...................3
 Fund Performance..................................5
 Fees And Expenses.................................7
 Investment Risks..................................9
 Risks Associated With Particular Investments......9
 Temporary Defensive Positions....................14
 Portfolio Turnover...............................14
 Fund Management..................................15
 Portfolio Managers...............................16
 Potential Rewards................................16
 Share Price......................................16
 How To Buy Shares................................17
 Your Account Services............................20
 How To Sell Shares...............................21
 Taxes............................................24
 Dividends And Capital Gain Distributions.........25
 Financial Highlights.............................26



                                 [INVESCO ICON]
                                    INVESCO


The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON]      Investment Objectives & Strategies

[ARROW ICON]    Potential Investment Risks

[GRAPH ICON]    Past Performance & Potential Advantages

[INVESCO ICON]  Working With INVESCO
--------------------------------------------------------------------------------

[KEY ICON] INVESTMENT GOALS AND STRATEGIES

FOR MORE DETAILS ABOUT EACH FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

FACTORS  COMMON TO ALL THE FUNDS
INVESCO Funds Group, Inc. ("INVESCO") is the investment adviser for the Funds. Together with our affiliated companies, we at INVESCO direct all aspects of the management and sale of the Funds.

The Funds attempt to provide you with a high level of current income through investments in debt securities. High Yield, Select Income and U.S. Government Securities Funds also seek capital appreciation. The Funds invest in bonds and other debt securities, as well as in preferred stocks. Often, but not always, when stock markets are up, debt markets are down and vice versa.

[ARROW ICON] Although the Funds are subject to a number of risks that could affect their performance, their principal risk is interest rate risk -- that is, the value of the securities in a portfolio will rise and fall due to changes in interest rates. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities usually are more sensitive to interest rate movements.

Other principal risks involved in investing in the funds are interest rate, credit, debt securities, foreign securities, duration, liquidity, counterparty and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Risks Associated With Particular Investments." An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any other mutual fund, there is always a risk that you can lose money on your investment in a Fund.

[KEY ICON] INVESCO HIGH YIELD FUND

The Fund invests primarily in a diversified portfolio of high yield corporate bonds, commonly known as "junk bonds," and preferred stocks with medium to lower credit ratings. These investments generally offer higher rates of return, but are riskier than investments in securities of issuers with higher credit ratings.

The rest of the Fund's assets are invested in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, bank CDs, corporate short-term notes and municipal obligations. Normally, at least 65% of the Fund's total assets will be invested in debt securities maturing at least three years after they are issued. There are no limitations on the maturities of the securities held by the Fund, and the Fund's average maturity will vary as INVESCO responds to changes in interest rates.

[KEY ICON] INVESCO SELECT INCOME FUND

The Fund invests primarily in bonds and marketable debt securities of established companies. Normally, at least 50% of the Fund's assets are invested in investment grade securities. While an investment grade rating does not guarantee that a security will be profitable, such securities generally carry less risk than securities that are not investment grade. No more than 50% of the Fund's assets may consist of corporate bonds rated below investment grade ("junk bonds").

The rest of the Fund's assets are invested in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, bank CDs, and municipal obligations. Normally, the Fund's total assets will be invested primarily in debt securities maturing at least three years after they are issued. There are no limitations on the maturities of the securities held by the Fund, and the Fund's average maturity will vary as INVESCO responds to changes in interest rates.

[KEY ICON] INVESCO TAX-FREE BOND FUND

The Fund invests primarily in municipal securities issued by state, county, and city governments, including industrial development obligations and private activity bonds which generally are not guaranteed by the governmental entity that issues them. The interest on these securities is generally exempt from federal income tax, although the interest may be included in your income if you are subject to the federal alternative minimum tax. The interest on these securities may be subject to state and/or local income taxes. These securities include municipal notes, short-term municipal bonds, and variable rate debt obligations. Municipal obligations may be purchased or sold on a delayed delivery or a when-issued basis with settlement taking place in the future. The Fund may purchase securities together with the right to resell them to the seller at an agreed-upon price or yield within a specific time period prior to the maturity date of the securities. This is commonly known as a "demand feature" or a "put."

The rest of the Fund's investment portfolio may be invested in short-term taxable instruments. These may include corporate debt securities, bank obligations, commercial paper, U.S. government debt, and repurchase agreements. The circumstances under which the Fund will invest in taxable securities include but are not limited to: (a) pending investment of proceeds or sales of shares of portfolio securities; (b) pending settlement of portfolio securities; and (c) maintaining liquidity to meet the need for anticipated redemptions. We seek to manage the Fund so that substantially all of the income produced is exempt from federal income tax when paid to you, although we cannot guarantee this result.

[KEY ICON] INVESCO U.S. GOVERNMENT SECURITIES FUND

The Fund invests primarily in debt securities issued or guaranteed by the U.S. government or its agencies. Direct U.S. government obligations include Treasury bonds, bills and notes, and are backed by the full faith and credit of the U.S. Treasury. Federal agency securities are direct obligations of the issuing agency, such as GNMA, FNMA and FHLMC, and may or may not be guaranteed by the U.S. government. Treasury bills, notes, bonds and some agency securities are exempt from state income tax.

In addition to U.S. government debt, the Fund may invest in bank CDs and municipal obligations. Normally, the Fund's total assets will be invested primarily in debt securities maturing at least three years after they are issued. There are no limitations on the maturities of the securities held by the Fund, and the Fund's average maturity will vary as INVESCO responds to changes in interest rates.

[GRAPH ICON] FUND PERFORMANCE

The bar charts below show each Fund's actual yearly performance for the years ended December 31 (commonly known as their "total return") over the past decade. The table below shows average annual total return for various periods ended December 31 for each Fund compared to the Merrill Lynch High Yield Master, Lehman Government/Corporate Bond, Lehman Municipal Bond and Lehman Government Long Bond Indexes. The information in the charts and table illustrates the variability of each Fund's return and how its performance compared to a broad measure of market performance. Remember, past performance does not indicate how a Fund will perform in the future.(1)


     --------------------------------------------------------------------
      Actual Annual Total Return(2)(3)   Actual Annual Total Return(2)(3)
     --------------------------------------------------------------------
      Best Calendar Qtr.                 Best Calendar Qtr.
      Worst Calendar Qtr.                Worst Calendar Qtr.
     --------------------------------------------------------------------



     --------------------------------------------------------------------
      Actual Annual Total Return(2)(3)   Actual Annual Total Return(2)(3)
     --------------------------------------------------------------------
      Best Calendar Qtr.                 Best Calendar Qtr.
      Worst Calendar Qtr.                Worst Calendar Qtr.
     --------------------------------------------------------------------

-------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURN(2),(3)
                                                 AS OF 12/31/98
-------------------------------------------------------------------------
                                          1 YEAR     5 YEARS     10 YEARS
-------------------------------------------------------------------------
High Yield Fund                            ____%      ____%       ____%
Select Income Fund                         ____%      ____%       ____%
Tax-Free Bond Fund                         ____%      ____%       ____%
U.S. Government Securities Fund            ____%      ____%       ____%
Merrill Lynch High Yield Master Index(1)   ____%      ____%       ____%
Lehman Government/Corporate Bond Index(1)  ____%      ____%       ____%
Lehman Municipal Bond Index(1)             ____%      ____%       ____%
Lehman Governmant Long Bond Index(1)       ____%      ____%       ____%

(1) The Merrill Lynch High Yield Master Index, Lehman Government/Corporate Bond Index, Lehman Municipal Bond Index and Lehman Government Long Bond Index are unmanaged indexes indicative of the high yield bond, broad domestic fixed-income, municipal government bond and longer-term government bond markets. Please keep in mind that the indexes do not pay brokerage, management, administrative or distribution expenses, all of which are paid by the Funds and are reflected in their annual returns.

(2)  Total  return  figures  include  reinvested   dividends  and  capital  gain
distributions, and include the effect of the Fund's expenses.

(3) Year-to-date return for High Yield Fund, Select Income Fund, Tax-Free Bond Fund and U.S. Government Securities Fund were ____%, ____%, ____% and ____%, respectively, for the quarter ended September 30, 1999.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds:

     HIGH YIELD FUND

         Shareholder Fees (fees paid directly from your investment):
         Maximum Sales Charge (Load) Imposed on Purchases
           (as a percentage of offering price)                          None
         Maximum Deferred Sales Charge (Load)                           None
         Maximum Sales Charge (Load) Imposed on Reinvested
           Dividends and Other Distributions                            None
         Redemption Fee (as a percentage of amount redeemed)            2.00%*
         Exchange Fee                                                   None
         Maximum Account Fee                                            None

     * High Yield Fund retains a fee to offset transaction costs and other expenses associated with short-term redemptions and exchanges from the Fund. A 2% fee shall be imposed on redemptions or exchanges of shares held three months or less. This fee may be waived at INVESCO's discretion.

     ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

     HIGH YIELD FUND
     Management Fees                                              ___%
     Distribution and Service (12b-1) Fees(1)                    0.25%
     Other Expenses(2)(3)                                         ___%
     Total Annual Fund Operating Expenses(2)(3)(4)                ___%

     SELECT INCOME FUND
     Management Fees                                              ___%
     Distribution and Service (12b-1) Fees(1)                    0.25%
     Other Expenses (2)(3)                                        ___%
     Total Annual Fund Operating Expenses(2)(3)(4)                ___%

     TAX-FREE BOND FUND
     Management Fees                                              ___%
     Distribution and Service (12b-1) Fees(1)                    0.25%
     Other Expenses(2)(3)                                         ___%
     Total Annual Fund Operating Expenses(2)(3)(4)                ___%

     U.S. GOVERNMENT SECURITIES FUND
     Management Fee                                               ___%
     Distribution and Services (12b-1) Fees (1)                  0.25%
     Other Expenses(2)(3)                                         ___%
     Total Annual Fund Operating Expenses(2)(3)(4)                ___%

     (1) Because the Funds pay 12b-1 distribution fees which are based upon each Fund's assets, if you own shares of a Fund for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

     (2) Each Fund's actual Total Annual Fund Operating Expenses were lower than the figures shown, because their transfer agent fees and/or custodian fees were reduced under expense offset arrangements.

     (3) The expense information presented in the table has been restated to reflect a change in the administrative services fee.

     (4) Certain expenses of each Fund are being absorbed voluntarily by INVESCO pursuant to a commitment to the Funds. After absorption, Select Income Fund's "Other Expenses" and "Total Annual Fund Operating Expenses" were ____% and ____%, respectively, Tax-Free Bond Fund's " Other Expenses" and "Total Annual Fund Operating Expenses" were ____% and ____%, respectively and U.S. Government Securities Fund's "Other Expenses" and " Total Annnual Fund Operating Expenses" were ___% and ____%, respectively.

INVESCO has voluntarily agreed to absorb certain expenses of the Funds, so that each Fund's total operating expenses (excluding excess amounts that have been offset by the expense offset arrangements described above) do not exceed 1.25%, 1.05%, 0.90%, and 1.00%, respectively, of High Yield, Select Income, Tax-Free Bond and U.S. Government Securities Funds' average net assets. This commitment may be changed at any time following consultation with the board of directors.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in a Fund for the time periods indicated and redeemed all of your shares at the end of each period. The Example also assumes that your investment had a hypothetical 5% return each year, and assumes that a Fund's expenses remained the same. Although a Fund's actual costs and performance may be higher or lower, based on these assumptions your costs would have been:


                                       1 year    3 years   5 years  10 years

High Yield Fund                        $___      $___      $___     $____
Select Income Fund                     $___      $___      $___     $____
Tax-Free Bond Fund                     $___      $___      $___     $____
U.S. Government Securities Fund        $___      $___      $___     $____

[ARROW ICON] INVESTMENT RISKS

BEFORE INVESTING IN A FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including these Funds, are:

NOT INSURED. Mutual funds are not insured by the Federal Deposit Insurance Corporation ("FDIC") or any other agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Funds will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of a Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Funds are designed to be only a part of your personal investment plan.

YEAR 2000. Many computer systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. INVESCO has committed substantial resources in an effort to make sure that its own major computer systems will continue to function on and after January 1, 2000. Of course, INVESCO cannot fix systems that are beyond its control. If INVESCO's own systems, or the systems of third parties upon which it relies, do not perform properly after December 31, 1999, the Funds could be adversely affected.

In addition, the markets for, or values of, securities in which the Funds invest may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning computer systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility that Year 2000 computer issues may adversely affect the Funds' investments. At this time, it is generally believed that foreign issuers, particularly those in emerging and other markets, may be more vulnerable to Year 2000 problems than issuers in the U.S.

[ARROW ICON] RISKS ASSOCIATED WITH PARTICULAR INVESTMENTS

You should consider the special factors associated with the policies discussed below in determining the appropriateness of investing in a Fund. See the Statement of Additional Information for a discussion of additional risk factors.

INTEREST RATE RISK

Changes in interest rates will affect the resale value of debt securities held in a Fund's portfolio. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities usually are more sensitive to interest rate movements.

CREDIT RISK

The Funds invest in debt instruments, such as notes, bonds and commercial paper. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.

DEBT SECURITIES RISKS

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including interest rate risk.

Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings provide a useful but not certain guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated securities tend to offer higher interest rates. Lower-rated debt securities are often referred to as "junk bonds." A debt security is considered lower grade if it is rated Ba or less by Moody's or BB or less by S&P.

Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Junk bonds are perceived by independent rating agencies as having a greater risk that their issuers will not be able to pay the interest and principal as they become due over the life of the bond. In addition to the loss of interest payments, the market value of a defaulted bond would likely drop, and a Fund would be forced to sell it at a loss. Debt securities rated lower than B by either S&P or Moody's are usually considered to be highly speculative.

In addition to poor individual company performance in the marketplace or in its internal management, a significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could hurt their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, INVESCO attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB, B and CCC) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

FOREIGN SECURITIES RISKS

Investments in foreign and emerging markets carry special risks, including currency, political, regulatory and diplomatic risks. High Yield and Select Income Funds may invest up to 25% of their assets in foreign debt securities, provided that all such securities are denominated and pay interest in U.S. dollars (such as Eurobonds and Yankee bonds).

     CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of a Fund's investment in a security valued in the foreign currency, or based on that currency value.

     POLITICAL RISK. Political actions, events or instability may result in unfavorable changes in the value of a security.

     REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

     EUROPEAN ECONOMIC AND MONETARY UNION. Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU") which as of January 1, 1999, adopted the euro as a common currency. The national currencies will be sub-currencies of the euro until July 1, 2002, at which time these currencies will disappear entirely. Other European countries may adopt the euro in the future.

     The introduction of the euro presents some uncertainties and possible risks, which could adversely affect the value of securities held by the Funds.

     EMU countries, as a single market, may affect future investment decisions of the Funds. As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries - present and future - may affect the fiscal and monetary levels of those participating countries. There may be increased levels of price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. The outcome of these uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.

DURATION RISK

Duration is a measure of a debt security's sensitivity to interest rate changes. Duration is usually expressed in terms of years, with longer durations usually more sensitive to interest rate fluctuations.

LIQUIDITY RISK

A Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with a Fund.

LACK OF TIMELY INFORMATION RISK

Timely information about a security or its issuer may be unavailable, incomplete or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

The Funds generally invest in debt securities. However, in an effort to diversify their holdings and provide some protection against the risk of other investments, the Funds also may invest in other types of securities and other financial instruments, as indicated in the chart below. These investments, which at any given time may constitute a significant portion of a Fund's portfolio, have their own risks.

--------------------------------------------------------------------------------------------------------------
                                                                                                    U.S.
                                                                 HIGH       SELECT    TAX-FREE      GOVERNMENT
 INVESTMENT                        RISKS                         YIELD      INCOME      BOND        SECURITIES
--------------------------------------------------------------------------------------------------------------
 AMERICAN DEPOSITORY
 RECEIPTS (ADRS)
 These are securities              Market, Information,            X          X
 issued by U.S. banks that         Political, Regulatory,
 represent shares of               Diplomatic,Liquidity and
 foreign corporations held         Currency Risks
 by those banks.  Although
 traded in U.S. securities
 markets and valued in U.S.
 dollars, ADRs carry most
 of the risks of investing
 directly in foreign
 securities.
--------------------------------------------------------------------------------------------------------------
 DEBT SECURITIES
 Securities issued by              Market, Credit,                 X          X           X              X
 private companies or              Interest Rate
 governments representing          and Duration Risks
 an obligation to pay
 interest and to repay
 principal when the security
 matures.
--------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------
                                                                                                    U.S.
                                                                 HIGH       SELECT    TAX-FREE      GOVERNMENT
 INVESTMENT                        RISKS                         YIELD      INCOME      BOND        SECURITIES
--------------------------------------------------------------------------------------------------------------
 EUROBONDS AND YANKEE
 BONDS
 Bonds issued by                   Market, Information,            X          X
 foreign banches of                Currency, Political,
 U.S. banks ("Euro-                Diplomatic, Regulatory,
 bonds) and bonds                  Liquidity, Credit,
 issued by a U.S.                  Interest Rate and
 branch of a foreign               Duration Risks
 bank and sold in the
 United States ("Yankee
 bonds"). These bonds
 are bought and sold in
 U.S. dollars, but
 generally carry with
 them the same risks as
 investing in foreign
 securities.
--------------------------------------------------------------------------------------------------------------
 JUNK BONDS
 Debt securities that              Market, Credit,                 X          X           X
 are rated BB or lower             Interest Rate and
 by S&P or Ba or lower             Duration Risks
 by Moody's.  Tend to
 pay higher interest
 rates than
 higher-rated debt
 securities, but carry
 a higher credit risk.
--------------------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS
 A contract under which            Credit and                      X          X           X              X
 the seller of a                   Counterparty
 security agrees to buy            Risks
 it back at an
 agreed-upon price and
 time in the future.
--------------------------------------------------------------------------------------------------------------
 RULE 144A SECURITIES
 Securities that are               Liquidity                       X          X           X              X
 not registered, but               Risk
 which are bought and
 sold solely by
 institutional
 investors.  These may
 include debt
 securities, and if so,
 will have the
 characteristics of
 debt securities listed
 above. The Fund
 considers many Rule
 144A securities to be
 "liquid," although the
 market for such
 securities typically
 is less active than
 the public securities
 markets.
--------------------------------------------------------------------------------------------------------------

[ARROW ICON] TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of a Fund by investing in securities that are highly liquid such as high quality money market instruments, like short-term U.S. government obligations, commercial paper or repurchase agreements. We have the right to invest up to 100% of a Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, a Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[ARROW ICON] PORTFOLIO TURNOVER

We actively manage and trade the Funds' portfolios. Therefore, the Funds may have a higher portfolio turnover rate compared to many other mutual funds. The Funds' portfolio turnover rates for the year ended August 31, 1999 were:


INVESCO High Yield Fund        ____%
INVESCO Select Income Fund     ____%
INVESCO Tax-Free Bond Fund*    ____%
INVESCO U.S. Government        ____%
 Securities Fund


*Annualized

A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of the securities in its portfolio two times in the course of a year. A comparatively high turn- over rate may result in higher brokerage commissions and taxable capital gain distributions to a Fund's shareholders.

[INVESCO ICON] FUND MANAGEMENT

INVESTMENT ADVISER

INVESCO IS A SUBSIDIARY OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $296 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

INVESCO, located at 7800 East Union Avenue, Denver, Colorado, is the investment adviser of the Funds. INVESCO was founded in 1932 and manages over $_____ billion for more than _______ shareholders of 42 INVESCO mutual funds. INVESCO performs a wide variety of other services for the Funds, including administrative and transfer agency functions (the processing of purchases, sales and exchanges of Fund shares).

A wholly owned subsidiary of INVESCO, INVESCO Distributors, Inc. ("IDI"), is the Funds' distributor and is responsible for the sale of the Funds' shares.

INVESCO and IDI are subsidiaries of AMVESCAP PLC.

The following table shows the fees the Funds paid to INVESCO for its advisory services in the fiscal year ended August 31, 1999:


--------------------------------------------------------------------------------
                                          ADVISORY FEE AS A PERCENTAGE OF
 FUND                                     AVERAGE ANNUAL ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------
 INVESCO High Yield Fund                                 _____%
 INVESCO Select Income Fund                              _____%
 INVESCO Tax-Free Bond Fund                              _____%
 INVESCO U.S. Government Securities Fund                 _____%
-------------------------------------------------------------------------------

[INVESCO ICON] PORTFOLIO MANAGERS

The  following   individuals  are  primarily   responsible  for  the  day-to-day
management of each Fund's portfolio holdings:

     FUND                           PORTFOLIO MANAGER(S)
     High Yield                     Donovan J. (Jerry) Paul
     Select Income                  Donovan J. (Jerry) Paul
     Tax-Free Bond                  Dawn Daggy-Mangerson
     U.S. Government Securities     Richard R. Hinderlie

DONOVAN J. (JERRY) PAUL, Director of Fixed-Income Investments, is the portfolio manager of High Yield and Select Income Funds and a senior vice president of INVESCO. Jerry also manages the fixed-income investments for other INVESCO funds. He is a Chartered Financial Analyst and a Certified Public Accountant. Before joining INVESCO in 1994, he was with Stein, Roe & Farnham, Inc. and Quixote Investment Management. Jerry received his M.B.A. from the University of Northern Iowa and his B.B.A. from the University of Iowa.

RICHARD R. HINDERLIE is the portfolio manager of U.S. Government Securities Fund and is a vice president of INVESCO. Before joining INVESCO in 1993, he was with Bank Western. Dick received his M.B.A. from Arizona State University and his B.A. in Economics from Pacific Lutheran University.

DAWN DAGGY-MANGERSON is the portfolio manager of Tax-Free Bond Fund and a vice president of INVESCO. Before joining INVESCO in 1998, she was with NationsBank/Tradestreet Investment Associates, Inc., Boatmen's Trust Company, Stein Roe & Farnham and E.F. Hutton & Co. She received her B.S. in Commerce with a concentration in Finance from DePaul University.

Dick Hinderlie and Dawn Daggy-Mangerson are each members of the INVESCO Fixed-Income Team, which is led by Jerry Paul.

[INVESCO ICON] POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUNDS FOR SHORT-TERM TRADING PURPOSES.

The Funds offer shareholders the opportunity for current income. Like most mutual funds, each Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. Each Fund seeks to minimize risk by investing in debt securities of a variety of issuers.

SUITABILITY FOR INVESTORS

Only you can determine if an investment in a Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Funds are most suitable for investors who:
o are willing to grow their capital over the long-term (at least five years).

o understand that shares of a Fund can, and likely will, have daily price fluctuations.

o are investing in tax-deferred retirement accounts, such as Traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Funds if you are:
o    primarily seeking high rates of capital appreciation or total return.
o unwilling to accept potentially daily changes in the price of Fund shares.
o    speculating on short-term fluctuations in the securities markets.

[INVESCO ICON] SHARE PRICE

CCURRENT  MARKET  VALUE OF FUND ASSETS
+ ACCRUED  INTEREST  AND  DIVIDENDS
- FUND DEBTS,
INCLUDING ACCRUED EXPENSES
--------------------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV).

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. INVESCO determines the market value of each investment in each Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of trading on that exchange (normally 4:00 p.m. Eastern time). Therefore, shares of the Funds are not priced on days when the NYSE is closed, which generally is on weekends and national holidays in the U.S.

NAV is calculated by adding together the current market price of all of a Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares.

All purchases, sales and exchanges of Fund shares are made by INVESCO at the NAV next calculated after INVESCO receives proper instructions from you to purchase, redeem or exchange shares of a Fund. Your instructions must be received by INVESCO no later than the close of the NYSE to effect transactions at that day's NAV. If INVESCO hears from you after that time, your instructions will be processed at the NAV calculated at the end of the next day that the NYSE is open.

Foreign securities exchanges, which set the prices for foreign securities held by the Funds, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Funds would not calculate NAV on Thanksgiving Day (and INVESCO would not buy, sell or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by a Fund on that day.

[INVESCO ICON] HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY, 4:00 P.M. EASTERN TIME.

The following chart shows several convenient ways to invest in the Funds. There is no charge to invest directly through INVESCO. With regard to all Funds, except High Yield Fund, there is no charge to exchange or redeem shares when you make transactions directly through INVESCO. However, with respect to High Yield Fund, upon a redemption or an exchange of shares held three months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2% of the current net asset value of the shares being exchanged will be assessed and retained by that Fund for the benefit of the remaining shareholders. If you invest in a Fund through a securities broker, you may be charged a commission or transaction fee for either purchases or sales of Fund shares. For all new accounts, please send a completed application form, and specify the fund or funds you wish to purchase.

INVESCO reserves the right to increase, reduce or waive each Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of that Fund's shareholders. INVESCO also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange.

MINIMUM INITIAL INVESTMENT. $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans, including IRAs.

MINIMUM SUBSEQUENT INVESTMENT. $50 (Minimums are lower for certain retirement plans.)

EXCHANGE POLICY. You may exchange your shares in any of the Funds for those in another INVESCO mutual fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

We have the following policies governing exchanges:

o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o    You may make up to four exchanges out of each Fund per year.
o Each Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund and its shareholders. Notice of all such modifications or termination that affect all shareholders of the Fund will be given at least 60 days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the Fund into which you wish to exchange are temporarily stopped.

REDEMPTION FEE (HIGH YIELD FUND ONLY). If you exchange shares of High Yield Fund after holding them three months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2% of the current net asset value of the shares being exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to encourage long-term investment in High Yield Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. This fee may be waived at INVESCO's discretion. This fee is not a deferred sales charge, is not a commission paid to INVESCO and does not benefit INVESCO in any way. The fee applies to redemptions from the Fund and exchanges into any of the other no-load mutual funds which are also advised by INVESCO and distributed by IDI. High Yield Fund will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than three months, the redemption/exchange fee will be assessed on the current net asset value of those shares.

Please remember that if you pay by check or wire and your funds do not clear, you will be responsible for any related loss to a Fund or INVESCO. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

METHOD                                  INVESTMENT MINIMUM                 PLEASE REMEMBER
------------------------------------------------------------------------------------------------------------
BY CHECK                                $1,000 for regular accounts;
Mail to:                                $250 for an IRA; $50
INVESCO Funds Group, Inc.,              minimum for each subsequent
P.O. Box 173706,                        investment.
Denver, CO 80217-3706.
You may send your check
by overnight courier to:
7800 E. Union Ave.
Denver, CO 80237.
------------------------------------------------------------------------------------------------------------
BY TELEPHONE OR WIRE                    $1,000                             Payment must be received within 3
Call 1-800-525-8085 to request                                             business days, or the transaction
your purchase. Then send your                                              may be cancelled.
check by overnight courier to our
street address: 7800 E. Union Ave.,
Denver, CO 80237. Or you may
send your payment by
bank wire (call INVESCO for
instructions).
------------------------------------------------------------------------------------------------------------
BY TELEPHONE WITH ACH                   $50                                You must forward your bank
Call 1-800-525-8085 to request your                                        account information to
purchase.  INVESCO will move money                                         INVESCO prior to using this
from your designated bank/credit                                           option.
union checking or savings account
in order to purchase shares, upon
your telephone instructions,
whenever you wish.




METHOD                                  INVESTMENT MINIMUM                 PLEASE REMEMBER
------------------------------------------------------------------------------------------------------------
REGULAR INVESTING WITH EASIVEST         $50 per month for EasiVest;        Like all regular investment
OR DIRECT PAYROLL PURCHASE              $50 per pay period for Direct      plans, neither EasiVest nor
You may enroll on your fund             Payroll Purchase. You may          Direct Payroll Purchase ensures
application, or call us for a           start or stop your regular         a profit or protects against loss
separate form and more details.         investment plan at anytime,        in a falling market. Because
Investing  the same amount on a         with two weeks' notice to          you'll invest continually,
monthly basis allows you to buy         INVESCO.                           regardless of varying price
more shares when prices are low                                            levels, consider your financial
and fewer shares when prices are                                           ability to keep buying through
high. This "dollar cost averaging"                                         low price levels. And remember
may help offset market fluctuations.                                       that you will lose money if you
Over a period of time, your average                                        redeem your shares when the
cost per share may be less than                                            market value of all your shares
the actual average value per share.                                        is less than their cost.
------------------------------------------------------------------------------------------------------------
BY PAL(R)                               $1,000 (The exchange               Be sure to write down the
Your "Personal Account Line" is         minimum is $250 for                confirmation number provided by
available for subsequent purchases      subsequent purchases               PAL(R). Payment must be received
and exchanges 24 hours a day.           requested by telephone.)           within 3 business days, or the
Simply call 1-800-525-8085.                                                transaction may be cancelled.
------------------------------------------------------------------------------------------------------------
BY EXCHANGE                             $1,000 to open a new               See "Exchange Policy."
Between two INVESCO funds. Call         account; $50 for written
1-800-525-8085 for prospectuses of      requests to purchase
other INVESCO funds. Exchanges          additional shares for an
may be made by phone or at our          existing account. (The
Web site at www.invesco.com. You        exchange minimum is $250
may also establish an automatic         for exchanges requested by
monthly exchange service between        telephone.)
two INVESCO funds; call us for
further details and the correct
form.


DISTRIBUTION EXPENSES. We have adopted a Plan and Agreement of Distribution (commonly known as a "12b-1 Plan") for the Funds. The 12b-1 fees paid by each Fund are used to defray all or part of the cost of preparing and distributing prospectuses and promotional materials, as well as to pay for certain distribution-related and other services. These services include compensation to third party brokers, financial advisers and financial services companies that sell Fund shares and/or service shareholder accounts.

Under the Plan, each Fund's payments are limited to an amount computed at an annual rate of 0.25% of the Fund's average net assets. If distribution expenses for a Fund exceed these computed amounts, INVESCO pays the difference.

[INVESCO ICON] YOUR ACCOUNT SERVICES

INVESCO PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

SHAREHOLDER ACCOUNTS. INVESCO maintains your share account, which contains your current Fund holdings. The Funds do not issue share certificates.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges and sales. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You may buy, exchange and sell Fund shares by telephone, unless you specifically decline these privileges when you fill out the INVESCO new account application.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT OUR WEB SITE, WWW.INVESCO.COM.

Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to INVESCO that result in a loss to you. In general, if INVESCO has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, INVESCO is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call INVESCO for information and forms to establish or transfer your existing retirement plan or account.

[INVESCO ICON] HOW TO SELL SHARES

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

The following chart shows several convenient ways to sell your Fund shares. Shares of the Funds may be sold at any time at the next NAV calculated after your request to sell in proper form is received by INVESCO. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

If you own shares in more than one INVESCO fund, please specify the fund whose shares you wish to sell. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While INVESCO attempts to process telephone redemptions promptly, there may be times - particularly in periods of severe economic or market disruption - when you may experience delays in redeeming shares by phone.

INVESCO usually mails you the proceeds from the sale of Fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your INVESCO fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to 15 days.

If you participate in EasiVest, the Funds' automatic monthly investment program, and sell all of the shares in your account, we will not make any additional EasiVest purchases unless you give us other instructions.

Because of the Funds' expense structure, it costs as much to handle a small account as it does to handle a large one. If the value of your account in any Fund falls below $250 as a result of your actions (for example, sale of your Fund shares), each Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given 60 days to increase the value of your account to $250 or more.

REDEMPTION FEE (HIGH YIELD FUND ONLY). If you exchange or redeem shares of High Yield Fund after holding them three months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2% of the current net asset value of the shares being exchanged or redeemed will be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to encourage long-term investment in High Yield Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. This fee may be waived at the discretion of INVESCO. This fee is not a deferred sales charge, is not a commission paid to INVESCO, and does not benefit INVESCO in any way. The fee applies to redemptions from High Yield Fund and exchanges into any of the other no-load mutual funds which are also advised by INVESCO and distributed by IDI. High Yield Fund will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than three months, the redemption/ exchange fee will be assessed on the current net asset value of those shares.

--------------------------------------------------------------------------------
METHOD                     MINIMUM REDEMPTION        PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE               $250 (or, if less, full   INVESCO's telephone
Call us toll-free at:      liquidation of the        redemption privileges may
1-800-525-8085.            account) for a redemption be modified or terminated
                           check; $1,000 for a wire  in the future at INVESCO's
                           to your bank of record.   discretion.
                           The maximum amount which
                           may be redeemed by
                           telephone is generally
                           $25,000.
--------------------------------------------------------------------------------
IN WRITING                 Any amount.               The redemption request
Mail your request to                                 must be signed by all
INVESCO Funds Group, Inc.,                           registered account owners.
P.O. Box 173706, Denver,                             Payment will be mailed to
CO 80217-3706. You may                               your address as it appears
also send your request by                            on INVESCO's records, or
overnight courier to 7800                            to a bank designated by
E. Union Ave.,                                       you in  writing.
Denver, CO 80237.
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH      $50                       You must forward your
Call 1-800-525-8085                                  bank account information
to request your                                      to INVESCO prior to using
redemption.  INVESCO                                 this option.
will automatically
pay the proceeds into
your designated bank
account.
--------------------------------------------------------------------------------
BY EXCHANGE                $250 for exchanges        See "Exchange Policy."
Between two INVESCO funds. requested by telephone.   When opening a new
Call                                                 account, investment
1-800-525-8085 for                                   minimums apply.
prospectuses of other
INVESCO funds. Exchanges
may be made by phone or at
our Web site at
www.invesco.com. You may
also establish an
automatic monthly exchange
service between two
INVESCO funds; call us for
further details and the
correct form.
--------------------------------------------------------------------------------
PERIODIC WITHDRAWAL PLAN   $100 per payment on a     You must have at least
You may call us to request monthly or quarterly      $10,000 total invested
the appropriate form and   basis. The redemption     with the INVESCO funds
more information at        check may be made payable with at least $5,000 of
1-800-525-8085.            to any party you          that total invested in the
                           designate.                fund from which
                                                     withdrawals will be made.
--------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY     Any amount.               All registered account
Mail your request to                                 owners must
INVESCO Funds Group, Inc.,                           sign the request, with
P.O. Box 173706,                                     signature guarantees from
Denver, CO  80217-3706.                              an eligible guarantor
                                                     financial institution,
                                                     such as a commercial bank
                                                     or a recognized national or
                                                     regional securities firm.

[GRAPH ICON] TAXES

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

Everyone's tax status is unique. We encourage you to consult your own tax adviser on the tax impact to you of investing in the Funds.

Each Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of each Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the policy of each Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and each Fund's qualification as a regulated investment company, it is anticipated that none of the Funds will pay any federal income or excise taxes. Instead, each Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by a Fund in your taxable income for federal, state and local income tax purposes. You also may realize capital gains or losses when you sell shares of a Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the distributing Fund(s) or other INVESCO funds.

If you have not provided INVESCO with complete, correct tax information, a Fund is required by law to withhold 31% of your distributions and any money that you receive from the sale of shares of the Fund as a backup withholding tax.

We will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON] DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT ACCOUNTS). TAX-EXEMPT ACCOUNTS).

The Funds earn ordinary or investment income from dividends and interest on their investments. The Funds expect to distribute substantially all of this investment income, less Fund expenses, to shareholders. Dividends from net investment income are declared daily and paid monthly at the discretion of the Company's board of directors.

A Fund also realizes capital gains and losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), a Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in December.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long a Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at the maximum capital gains rate, currently 20% for individuals.

Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares. A Fund's NAV will drop by the amount of the distribution on the day the distribution is declared. If you buy shares of a Fund just before a distribution, you may wind up "buying a dividend." This means that if the Fund makes a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Most shareholders want to avoid this. And, if you sell your shares at a loss for tax purposes and purchase a substantially identical investment within 30 days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss.

Dividends and capital gain distributions paid by each Fund are automatically reinvested in additional Fund shares at the NAV on the ex-dividend date, unless you choose to have them automatically reinvested in another INVESCO fund or paid to you by check or electronic funds transfer. If you choose to be paid by check, the minimum amount of the check must be at least $10; amounts less than that will be automatically reinvested. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, may be subject to federal income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Funds share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This following information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, are included in the INVESCO Bond Funds, Inc.'s 1999 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information and is available without charge by contacting IDI at the address or telephone number on the back cover of this Prospectus.

                                                                 YEAR ENDED AUGUST 31
----------------------------------------------------------------------------------------------------------
HIGH YIELD FUND                              1999          1998          1997          1996          1995
PER SHARE DATA
Net Asset Value-Beginning of Period                        $7.45         $6.84         $6.73         $6.73
----------------------------------------------------------------------------------------------------------
INCOME FROM
  INVESTMENT OPERATIONS
Net Investment Income                                       0.64          0.62          0.63          0.66
Net Gains on Securities
   (Both Realized and Unrealized)                          (0.29)         0.64          0.11          0.03
----------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                            0.35          1.26          0.74          0.60
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment                               0.64          0.62          0.63          0.66
   Income(a)
Distributions from Capital Gains                            0.40          0.03          0.00          0.00
In Excess of Capital Gains                                  0.00          0.00          0.00          0.03
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         1.04          0.65          0.63          0.69
----------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                           $6.76         $7.45         $6.84         $6.73
==========================================================================================================

TOTAL RETURN                                                4.44%        19.27%        11.38%        11.12%

RATIOS
Net Assets -- End of Period                              $641,394      $470,965      $375,201      $288,959
  ($000 Omitted)
Ratio of Expenses to Average                                0.86%(c)      1.00%(c)      0.99%(c)      1.00%
  Net Assets(b)
Ratio of Net Investment Income                              8.72%         8.71%         9.13%        10.01%
  to Average Net Assets(b)
Portfolio Turnover Rate                                      282%          129%          266%          201%


(a)  Distributions in excess of net investment income for the year ended August 31, 1996, aggregated less than $0.01 on a per share basis.
(b)  Various  expenses of the Fund were  voluntarily  absorbed by INVESCO for the years ended August
     31,  1996and  1995. If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 0.99% and 1.07%,  respectively,  and ratio of net investment income to average net assets would have been 9.13% and 9.94%, respectively.
(c)  Ratio is based on Total  Expenses of the Fund,  less Expenses  Absorbed by Investment  Adviser, which is before any expense offset arrangements.

                                                                 YEAR ENDED AUGUST 31
----------------------------------------------------------------------------------------------------------
SELECT INCOME FUND                           1999          1998          1997          1996          1995
PER SHARE DATA
Net Asset Value -- Beginning of Period                     $6.66         $6.35         $6.54         $6.18
----------------------------------------------------------------------------------------------------------
INCOME FROM
  INVESTMENT OPERATIONS
Net Investment Income                                       0.43          0.45          0.47          0.47
Net Gains on Securities
   (Both Realized and Unrealized)                           0.19          0.34         (0.17)         0.36
----------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                            0.62          0.79          0.30          0.83
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net                                          0.43          0.45          0.46          0.47
  Investment Income
In Excess of Net Investment                                 0.00          0.00          0.01          0.00
  Income(a)
Distributions from Capital                                  0.17          0.03          0.02          0.00
  Gains
In Excess of Capital Gains                                  0.00          0.00          0.00          0.00
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         0.60          0.48          0.49          0.47
----------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                           $6.68         $6.66         $6.35         $6.54
==========================================================================================================

TOTAL RETURN                                                9.58%        12.89%         4.78%        14.01%

RATIOS
Net Assets -- End of Period                              $502,624      $287,618      $258,093      $216,597
  ($000 Omitted)
Ratio of Expenses to
  Average Net Assets(b)                                     1.06%(c)      1.03%(c)   1.01%(c)         1.00%
Ratio of Net Investment Income                              6.36%         6.98%      7.14%            7.38%
  to Average Net Assets(b)
Portfolio Turnover Rate                                      140%          263%       210%             181%

(a)  Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.
(b)  Various  expenses of the Fund were  voluntarily  absorbed by INVESCO for the years ended August
     31, 1998,  1997, 1996 and 1995. If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 1.10%, 1.21%, 1.16% and 1.22%, respectively, and ratio of net investment  income to average net assets would have been 6.32%,  6.80%,  6.99% and
     7.16%, respectively.
(c)  Ratio is based on Total  Expenses of the Fund,  less Expenses  Absorbed by Investment  Adviser, which is before any expense offset arrangements.

                                             PERIOD ENDED
                                             AUGUST 31                   YEAR ENDED JUNE 30
----------------------------------------------------------------------------------------------------------
TAX-FREE BOND FUND                           1999(a)       1998          1997          1996          1995
PER SHARE DATA
Net Asset Value-Beginning of Period                       $15.34        $15.20        $15.07        $15.29
----------------------------------------------------------------------------------------------------------
INCOME FROM
  INVESTMENT OPERATIONS
Net Investment Income                                       0.63          0.66          0.73          0.80
Net Gains on Securities
 (Both Realized and Unrealized)                             0.40          0.38          0.32          0.09
----------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                            1.03          1.04          1.05          0.89
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment                               0.63          0.66          0.73          0.80
  Income
In Excess of Net Investment                                 0.00          0.01          0.00          0.00
  Income
Distributions from Capital Gains                            0.17          0.23          0.19          0.31
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         0.80          0.90          0.92          1.11
----------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                          $15.57        $15.34        $15.20        $15.07
==========================================================================================================

TOTAL RETURN                                                6.87%         7.05%         7.01%         6.16%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                                        $211,471      $220,410      $250,890      $254,584
Ratio of Expenses to
   Average Net Assets(b)                                    0.91%(c)      0.90%(c)      0.91%(c)      0.92%
Ratio of Net Investment Income
   to Average Net Assets(b)                                 4.06%         4.36%         4.76%         5.31%
Portfolio Turnover Rate                                      173%          123%          146%           99%

(a)  From July 1, 1999 to August 31, 1999, the Fund's new fiscal year end.
(b)  Various expenses of the Fund were voluntarily  absorbed by INVESCO for the years ended June 30,
     1998,  1997,  1996 and 1995.  If such  expenses  had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 1.04%,  1.05%,  1.04%, and 1.05%,  respectively, and ratio of net investment  income to average net assets would have been 3.93%,  4.21%,  4.63%
     and  5.18%,  respectively.
(c)  Ratio is based on Total Expenses of the Fund, less expenses  Absorbed by Investment  Adviser,  if applicable, which is before any expense offset arrangements.

                                                                 YEAR ENDED AUGUST 31
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
  SECURITIES FUND                            1999          1998          1997          1996          1995
PER SHARE DATA
Net Asset Value -- Beginning of Period                     $7.49         $7.15         $7.49         $7.10
----------------------------------------------------------------------------------------------------------
INCOME FROM
  INVESTMENT OPERATIONS
Net Investment Income                                       0.40          0.43          0.44          0.45
Net Gains on Securities
   (Both Realized and Unrealized)                           0.67          0.34         (0.34)         0.39
----------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                            1.07          0.77          0.10          0.84
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income                                         0.40          0.43          0.43          0.45
In Excess of Net Investment
  Income(a)                                                 0.00          0.00          0.00          0.00
Distributions from Capital
  Gains                                                     0.17          0.00          0.00          0.00
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         0.57          0.43          0.44          0.45
----------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                           $7.99         $7.49         $7.15         $7.49
==========================================================================================================

TOTAL RETURN                                               14.75%        11.01%         1.31%        12.37%

RATIOS
Net Assets -- End of Period                               $79,485       $51,581       $54,614       $38,087
  ($000 Omitted)
Ratio of Expenses to
  Average Net Assets(b)                                     1.01%(c)      1.01%(c)   1.02%(c)         1.00%
Ratio of Net Investment Income                              5.22%         5.78%      5.76%            6.24%
  to Average Net Assets(b)
Portfolio Turnover Rate                                      323%          139%       212%              99%

(a)  Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.
(b)  Various  expenses of the Fund were  voluntarily  absorbed by INVESCO for the years ended August
     31, 1998,  1997, 1996 and 1995. If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 1.10%, 1.21%, 1.16% and 1.22%, respectively, and ratio of net investment  income to average net assets would have been 6.32%,  6.80%,  6.99% and
     7.16%, respectively.
(c)  Ratio is based on Total  Expenses of the Fund,  less Expenses  Absorbed by Investment  Adviser, which is before any expense offset arrangements.

OCTOBER 31, 1999

INVESCO BOND FUNDS, INC.
   INVESCO HIGH YIELD FUND
   INVESCO SELECT INCOME FUND
   INVESCO TAX-FREE BOND FUND
   INVESCO U.S. GOVERNMENT SECURITIES FUND

You may obtain additional information about the Funds from several sources:

FINANCIAL REPORTS. Although this Prospectus describes the Funds' anticipated investments and operations, the Funds also prepare annual and semiannual reports that detail the Funds' actual investments at the report date. These reports include discussion of each Fund's recent performance, as well as market and general economic trends affecting each Fund's performance. The annual report also includes the report of the Funds' independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI, dated October 31, 1999 is a supplement to this Prospectus and has detailed information about the Funds and their investment policies and practices. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. The current Prospectus of the Funds may be accessed through the INVESCO Web site at www.invesco.com. In addition, the Prospectus, SAI, annual report and semiannual report of the Funds are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus, SAI, annual report or semiannual report , write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or call 1-800-525-8085. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. Information on the Public Reference Section can be obtained by calling 1-800-SEC-0330. The SEC file numbers for the Funds are 811-2674 and 002-57151.















811-2674

                     STATEMENT OF ADDITIONAL INFORMATION

                           INVESCO BOND FUNDS, INC.

                           INVESCO High Yield Fund
                          INVESCO Select Income Fund
                          INVESCO Tax-Free Bond Fund
                   INVESCO U.S. Government Securities Fund




     Address:                               Mailing Address:

     7800 E. Union Ave.,                    P.O. Box 173706,
     Denver, CO 80237                       Denver, CO 80217-3706

                                  Telephone:

                     In continental U.S., 1-800-525-8085




                               October 31, 1999
--------------------------------------------------------------------------------

A Prospectus for INVESCO High Yield Fund, INVESCO Select Income Fund, INVESCO Tax-Free Bond Fund (formerly INVESCO Tax-Free Long-Term Bond Fund), and INVESCO U.S. Government Securities Fund dated October 31, 1999 provides the basic information you should know before investing in a Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Funds' Prospectus, in other words, this SAI is legally part of the Funds' Prospectus. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectus.

You may obtain, without charge, copies of the current Prospectus of the Funds, SAI and current annual and semiannual reports by writing to INVESCO Distributors, Inc., P.O. Box 173706, Denver, CO 80217-3706 , or by calling 1-800-525-8085. Copies of the current Prospectus also are available through the INVESCO Web site at www.invesco.com.

TABLE OF CONTENTS

The Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33

Investments, Policies and Risks . . . . . . . . . . . . . . . . . . . . . 33

Management of the Funds . . . . . . . . . . . . . . . . . . . . . . . . . 55

Other Service Providers . . . . . . . . . . . . . . . . . . . . . . . . . 78

Brokerage Allocation and Other Practices. . . . . . . . . . . . . . . . . 79

Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81

Tax Consequences of Owning Shares of a Fund . . . . . . . . . . . . . . . 82

Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 85

Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . 87

Appendix A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 88

THE COMPANY

The Company was incorporated under the laws of Colorado on August 20, 1976 and was reorganized as a Maryland corporation on April 2, 1993. On October 29, 1998, the name of the Company was changed to INVESCO Bond Funds, Inc. On August 16, 1999, the Company assumed all of the assets and liabilities of INVESCO Tax-Free Bond Fund (formerly, INVESCO Tax-Free Long-Term Bond Fund), a series of INVESCO Tax-Free Income Funds, Inc.

The Company is an open-end, diversified, no-load management investment company currently consisting of four portfolios of investments: INVESCO High Yield Fund, INVESCO Select Income Fund, INVESCO Tax-Free Bond Fund and INVESCO U.S. Government Securities Fund (the "Funds"). Additional funds may be offered in the future.

"Open-end" means that each Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A
"management" investment company actively buys and sells securities for each portfolio at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Funds) are commonly referred to as mutual funds. The Funds do not charge sales fees to purchase their shares. However, the Funds do pay a 12b-1 distribution fee which is computed and paid monthly at an annual rate of 0.25% of each Fund's average net assets.

INVESTMENTS, POLICIES AND RISKS

The principal investments and policies of the Funds are discussed in the Prospectus of the Funds. The Funds also may invest in the following securities and engage in the following practices.

ADRS (HIGH YIELD AND SELECT INCOME FUNDS ONLY) -- American Depository Receipts, or ADRs, are securities issued by American banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities.

AMT BONDS (TAX-FREE BOND FUND ONLY) -- These are "private activity bonds" issued after August 7, 1986; the proceeds are directed in full or in part to private, for-profit organizations. The income from AMT Bonds is exempt from federal income tax, but may be subject to the alternative minimum tax - a special tax that applies to taxpayers who have certain adjustments to income or tax preference items.

CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Funds may maintain time deposits in and invest in U.S. dollar denominated CDs issued by foreign banks and U.S. branches of foreign banks. The Funds limit investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the board of directors. Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Funds may also invest in bankers' acceptances, time deposits and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

COMMERCIAL PAPER -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. INVESCO Funds Group, Inc. ("INVESCO"), investment adviser to the Funds, will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.

DEBT SECURITIES -- Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which a Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which a Fund has invested.

Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. High Yield invests primarily in lower-rated securities commonly known as junk bonds, Select Income may invest up to 50% of its portfolio and Tax-Free Bond Fund may invest up to 10% of its portfolio in such securities. Although Tax-Free Bond Fund may invest in debt securities assigned lower grade ratings by S&P or Moody's at the time of purchase, the Fund's investments are generally concentrated in debt securities rated BBB or higher by S&P or Baa or higher by Moody's. U.S. Government Securities Fund may invest only in investment grade debt securities, which are those rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, are judged by INVESCO to be of equivalent quality. Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by the Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody's or BB or less by S&P. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Lower-rated securities by S&P (categories BB, B, CCC) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B, Caa) are of poorer quality and also have speculative characteristics. Bonds having equivalent ratings from other ratings services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Funds may invest in zero coupon bonds, step-up bonds, mortgage-backed securities and asset-backed securities. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to a Fund until the maturity or call date of a bond, in order for a Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by a Fund. Mortgage-backed securities represent interests in pools of mortgages while asset-backed securities generally represent interests in pools of consumer loans. Both of these are usually set up as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported, at least in part, by letters of credit or other credit enhancements or, in the case of mortgage-backed securities, guarantees by the U.S. government, its agencies or instrumentalities. The underlying loans are subject to prepayments that may shorten the securities' weighted average lives and may lower their returns.

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue certificates of deposit (CDs) and bankers' acceptances which may be purchased by the Funds if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets a Fund's credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

FOREIGN SECURITIES (HIGH YIELD AND SELECT INCOME FUNDS) -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investment in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges is generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. Investment in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for a Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by a Fund can be affected -- favorably or unfavorably -- by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, all of which are outside the control of each Fund. Generally, a Fund's foreign currency exchange transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

FUTURES, OPTIONS AND OTHER FINANCIAL INSTRUMENTS

GENERAL. As discussed in the Prospectus, the adviser may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of a Fund's investments or, in certain circumstances, for investment (E.G., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in a Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, it relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (E.G., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds' ability to use Financial Instruments will be limited by tax considerations. See "Tax Consequences of Owning Shares of the Funds."

In addition to the instruments and strategies described below, the adviser may use other similar or related techniques to the extent that they are consistent with a Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Funds' Prospectus or Statement of Additional Information ("SAI") will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectus.

Special   Risks.   Financial   Instruments   and  their  use   involve   special
considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of a Fund. If the adviser employs a Financial Instrument that correlates imperfectly with a Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that a Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Funds are authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of a Fund's portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Funds may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(5) As described below, the Funds are required to maintain assets as "cover," maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (I.E., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Cover. Positions in Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options. Each Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (E.G., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Options embody the possibility of large amounts of exposure, which will result in a Fund's net asset value being more sensitive to changes in the value of the related investment. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

The Funds' ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If a Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, a Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time a Fund learns what it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. When a Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When a Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of a Fund's fixed-income portfolio. If the adviser wishes to shorten the duration of a Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the adviser wishes to lengthen the duration of a Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required to increase the level of initial margin payments. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

Risks of Futures Contracts and Options Thereon. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under ordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, the adviser may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of a Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If a Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies--Special Considerations. A Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (E.G., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts and Foreign Currency Deposits. The Funds may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Funds may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Funds may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the adviser anticipates that there will be a positive correlation between the two currencies.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends or interest payments involved generally will not be possible because the value of such securities, dividends or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the adviser anticipates. There is no assurance that the adviser's use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

The Funds may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Combined Positions. A Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.

Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

Turnover. The Funds' options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. The Funds are authorized to enter into swaps, caps, floors and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, E.G., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

ILLIQUID SECURITIES -- Securities which do not trade on stock exchanges or in the over the counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that a Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. The Funds may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over the counter market.

INVESTMENT COMPANY SECURITIES -- To manage their daily cash positions, the Funds may invest in securities issued by other investment companies that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Funds also may invest in SPDRs and shares of other investment companies. SPDRs are investment companies whose portfolios mirror the compositions of specific S&P indices, such as the S&P 500 and the S&P
400.  SPDRs are traded on the American  Stock  Exchange.  SPDR holders such as a

Fund are paid a "Dividend Equivalent Amount" that corresponds to the amount of cash dividends accruing to the securities held by the SPDR Trust, net of certain fees and expenses. The Investment Company Act of 1940 limits investments in securities of other investment companies, such as the SPDR Trust. These limitations include, among others, that, subject to certain exceptions, no more than 10% of a Fund's total assets may be invested in securities of other investment companies and no more than 5% of its total assets may be invested in the securities of any one investment company. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

MUNICIPAL OBLIGATIONS -- Municipal debt securities including municipal bonds, notes and commercial paper. It is a policy of the Tax-Free Bond Fund that, under normal market conditions, it will have at least 80% of its net assets invested in municipal obligations that, based on the opinion of counsel to the issuer, pay interest free from federal income tax. It is the Fund's present intention to invest its assets so that substantially all of its annual income will be tax-exempt. The Fund may invest in municipal obligations whose interest income may be specially treated as a tax preference item under the alternative minimum tax ("AMT"). Securities that generate income that is a tax preference item may not be counted towards the 80% tax exempt threshold described above. Tax-exempt income may result in an indirect tax preference item for corporations, which may subject an investor to liability under the AMT depending on its particular situation. Tax-Free Bond Fund, however, will not invest more than 20% of its net assets in obligations the interest from which gives rise to a preference item for the purpose of the AMT and in other investments subject to federal income tax. Distributions from this Fund may be subject to state and local taxes. The other Funds may invest in municipal obligations, but under normal circumstances do not intend to make significant investment in these securities.

The Funds may invest in the following types of municipal obligations:

        Municipal Bonds -- Municipal bonds are classified as general obligation or revenue bonds. General obligations bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain funds for many kinds of local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation.

        Municipal Notes -- Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

        Municipal Commercial Paper -- Municipal commercial paper is short-term debt obligations issued by municipalities which may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and INVESCO believes that this increase may continue.

        Variable Rate Obligations -- The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which the Fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

Municipal obligations purchased by a Fund must be rated by at least two NRSROs - generally S&P and Moody's - in the highest rating category (AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's), or by one NRSRO in the highest rating category if such obligations are rated by only one NRSRO. No more than 10% of Tax-Free Bond Fund's total assets may be invested in junk bonds. Never under any circumstances will Tax-Free Bond Fund invest in bonds which are rated below B-or B by S&P or Moody's, respectively. Municipal notes or municipal commercial paper must be rated in the two highest rating categories by at least two NRSROs, or where the note or paper is rated only by one NRSRO, in the two highest rating categories by that NRSRO. If a security is unrated, the Fund may invest in such security if INVESCO determines, in an analysis similar to that performed by Moody's or S&P in rating similar securities and issuers, that the security is comparable to that eligible for investment by the Fund. After the Fund has purchased an issue of municipal obligations, such issue might cease to be rated or its rating might be reduced below the minimum required for purchase. If a security originally rated in the highest rating category by a NRSRO has been downgraded to the second highest rating category, INVESCO must assess promptly whether the security presents minimal credit risk and must take such action with respect to the security as it determines to be in the best interest of the Fund. If a security is downgraded below the second highest rating of an NRSRO, is in default, or no longer presents a minimal credit risk, the security must be disposed of either within five business days of INVESCO becoming aware of the new rating, the default or the credit risk, or as soon as practicable consistent with achieving an orderly disposition of the security, whichever is the first to occur, unless the executive committee of the Company's board of directors determines within the aforesaid five business days that holding the security is in the best interest of a Fund.

REITS -- Real Estate Investment Trusts are investment trusts that invest primarily in real estate and securities of businesses connected to the real estate industry.

REPURCHASE AGREEMENTS -- A Fund may enter into repurchase agreements, or REPOs, on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund's custodian bank until the repurchase agreement is completed.

The Funds may enter into repurchase agreements with commercial banks, registered broker-dealers or registered government securities dealers that are creditworthy under standards established by the Company's board of directors. The Company's board of directors has established standards that the investment adviser must use to review the creditworthiness of any bank, broker or dealer that is a party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. A Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Funds use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

RULE 144A SECURITIES -- A Fund also may invest in securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable a Fund to sell a Rule 144A investment when appropriate. For this reason, the Company's board of directors has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered "liquid," and not subject to a Fund's limitations on investment in restricted securities. The Company's board of directors has given INVESCO the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

SECURITIES LENDING -- Each Fund may lend its portfolio securities. The advantage of lending portfolio securities is that a Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving interest from the borrower of the securities. The primary risk in lending portfolio securities is that a borrower may fail to return a portfolio security.

TEMPORARY INVESTMENTS (TAX-FREE BOND FUND ONLY) -- Tax-Free Bond Fund may from time to time invest a portion of its assets on a temporary basis in "temporary investments," the income from which may be subject to federal income tax. These investments include AMT Bonds, short-term or taxable securities (the income from which may be subject to federal income tax), junk bonds and cash. Short-term taxable investments normally will consist of notes having quality ratings within the two highest grades of Moody's, S&P, Fitch or D&P; obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated at least P-2 by Moody's and A-2 by S&P; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits, bankers acceptances and other short-term bank obligations; and repurchase agreements. Temporary taxable investment normally will consist of corporate bonds and other debt obligations. Any net interest income on taxable temporary investments will be taxable to shareholders as ordinary income when distributed.

U.S. GOVERNMENT SECURITIES -- Each Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of
Congress, such as Government National Mortgage Association ("GNMA") participation certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. A Fund will invest in securities of such instrumentalities only when INVESCO is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

WHEN-ISSUED/DELAYED DELIVERY -- Ordinarily, the Funds buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Funds also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by a Fund and payment and delivery take place at an agreed-upon time in the future. The Funds may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect a Fund.

INVESTMENT RESTRICTIONS

The Funds operate under certain investment restrictions. For purposes of the following restrictions, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from a Fund.

The following restrictions are fundamental and may not be changed without prior approval of a majority of the outstanding voting securities of a Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund may not:

        1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

        2. with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of a Fund's total assets would be invested in the securities of that issuer, or (ii) a Fund would hold more than 10% of the outstanding voting securities of that issuer;

        3. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities;

        4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

        5. issue senior securities, except as permitted under the 1940 Act;

        6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

        7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or

        8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

        9. Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

        A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

        B. The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

        C. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

        D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

        E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

In addition, with respect to a Fund that may invest in municipal obligations, the following non-fundamental policy applies, which may be changed without shareholder approval:

        Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by a Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

Following is a chart outlining some of the limitations pursuant to non-fundamental investment policies set by the board of directors. These non-fundamental policies may be changed by the board of directors without shareholder approval:

---------------------------------------------------------------------------------------------
                                                  SELECT        TAX-FREE      U.S. GOVERNMENT
INVESTMENT                   HIGH YIELD           INCOME        BOND          SECURITIES
---------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES      Up to 25%            Up to 25%
---------------------------------------------------------------------------------------------
DEBT SECURITIES                                   Normally,
     Corporate Debt                               90%
---------------------------------------------------------------------------------------------
     Those maturing at       At least 65%         At least 65%                At least 65%
     least three years
     after issuance
---------------------------------------------------------------------------------------------
     Investment Grade                             At least 50%
---------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
        Junk Bonds           Primarily, but       Up to 50%     Up to 10%
                             never below
                             Caa by Moody's
                             or ccc by S&P
---------------------------------------------------------------------------------------------
TEMPORARY TAXABLE                                 Up to 30%
---------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS                                                   At least 65%
---------------------------------------------------------------------------------------------


MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISER

INVESCO, located at 7800 East Union Avenue, Denver, Colorado, is the Company's investment adviser. INVESCO was founded in 1932 and serves as an investment adviser to:

        INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.) INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc.)
        IINVESCO International Funds, Inc.
        INVESCO Money Market Funds, Inc.
        INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic
        Portfolios, Inc.)
        INVESCO Specialty Funds, Inc.
        INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.) INVESCO Treasurer's Series Funds, Inc. (formerly, INVESCO
        Treasurer's Series Trust)
        INVESCO Variable Investment Funds, Inc.

As of August 31, 1999, INVESCO managed 42 mutual funds having combined assets of $____ billion, on behalf of more than ________ shareholders.

INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $296 billion in assets under management on June 30, 1999.

AMVESCAP PLC's North American subsidiaries include:

        INVESCO Retirement and Benefit Services, Inc. ("IRBS"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, institutional plan providers and foreign governments.

        INVESCO Retirement Plan Services ("IRPS"), Atlanta, Georgia, a division of IRBS, provides recordkeeping and investment selection services to defined contribution plan sponsors of plans with between $2 million and $200 million in assets. Additionally, IRPS provides investment consulting services to institutions seeking to provide retirement plan products and services.

        Institutional Trust Company, doing business as INVESCO Trust Company ("ITC"), Denver, Colorado, a division of IRBS, provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. This includes services such as recordkeeping, tax reporting and compliance. ITC acts as trustee or custodian to these plans. ITC accepts contributions and provides, through INVESCO, complete transfer agency functions: correspondence, sub-accounting, telephone communications and processing of distributions.

        INVESCO Capital Management, Inc., Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.

        INVESCO Management & Research, Inc., Boston, Massachusetts, primarily manages pension and endowment accounts.

        PRIMCO Capital Management, Inc., Louisville, Kentucky, specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

        INVESCO Realty Advisors, Inc., Dallas, Texas, is responsible for providing advisory services in the U.S. real estate markets for AMVESCAP PLC's clients worldwide. Clients include corporate pension plans and public pension funds as well as endowment and foundation accounts.

        INVESCO (NY), Inc., New York, is an investment adviser for separately managed accounts, such as corporate and municipal pension plans, Taft-Hartley Plans, insurance companies, charitable institutions and private individuals. INVESCO NY further serves as investment adviser to several closed-end investment companies, and as sub-adviser with respect to certain commingled employee benefit trusts.

        A I M Advisors, Inc., Houston, Texas, provides investment advisory and administrative services for retail and institutional mutual funds.

        A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of variable insurance companies.

        A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M4YR, England.

THE INVESTMENT ADVISORY AGREEMENT

INVESCO serves as investment adviser to the Funds under an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company.

The Agreement requires that INVESCO manage the investment portfolio of each Fund in a way that conforms with the Fund's investment policies. INVESCO may directly manage a Fund itself, or may hire a sub-adviser, which may be an affiliate of INVESCO, to do so. Specifically, INVESCO is responsible for:

     o managing the investment and reinvestment of all the assets of the Funds, and executing all purchases and sales of portfolio securities;

     o maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Funds, as from time to time amended and in use under the 1933 Act, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

     o determining what securities are to be purchased or sold for the Funds, unless otherwise directed by the directors of the Company, and executing transactions accordingly;

     o providing the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of a long-range investment policy now or hereafter generally available to the investment advisory customers of the adviser or any sub-adviser;

     o determining what portion of each Fund's assets should be invested in the various types of securities authorized for purchase by the Fund; and

     o making recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to a Fund's portfolio securities shall be exercised.

INVESCO also performs all of the following services for the Funds:

     o    administrative

     o    internal accounting (including computation of net asset value)

     o    clerical and statistical

     o    secretarial

     o all other services necessary or incidental to the administration of the affairs of the Funds

     o    supplying  the  Company  with  officers,   clerical  staff  and  other
          employees

     o    furnishing  office  space,   facilities,   equipment,   and  supplies;
          providing personnel and facilities required to respond to inquiries related to shareholder accounts

     o conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff or in conjunction with independent attorneys and accountants (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Funds)

     o    supplying basic telephone service and other utilities

     o preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act

Expenses not assumed by INVESCO are borne by the Funds. As full compensation for its advisory services to the Company, INVESCO receives a monthly fee from each Fund. The fee is calculated at the annual rate of:

High Yield Fund


     o    0.50% on the first $300 million of the Fund's average net assets;

     o    0.40% on the next $200 million of the Fund's average net assets;

     o    0.30% of the Fund's average net assets from $500 million;

Select Income, Tax-Free Bond and U.S. Government Securities Funds

     o    0.55% on the first $300 million of each Fund's average net assets;

     o    0.45% on the next $200 million of each Fund's average net assets; and

     o    0.35% of each Fund's average net assets from $500 million.

During the periods outlined in the table below, the Funds paid INVESCO advisory fees in the dollar amounts shown below. If applicable, the advisory fees were offset by credits in the amounts shown below, so that INVESCO's fees were not in excess of the expense limitations shown below, which have been voluntarily agreed to by the Company and INVESCO.

                             Advisory        Total Expense       Total Expense
                             Fee Dollars     Reimbursements      Limitations
High Yield Fund
August 31, 1999              $               $__________              1.25%
August 31, 1998               2,842,990       __________              1.25%
August 31, 1997               1,964,043       __________              1.25%

Select Income Fund
August 31, 1999              $__________     $__________              1.05%
August 31, 1998               2,023,679       __________              1.05%
August 31, 1997               1,477,302       __________              1.05%

Tax-Free Bond Fund
August 31, 1999(a)           $__________     $__________              0.90%
June 30, 1999                 __________      __________              0.90%
June 30, 1998                 1,195,773       __________              0.90%
June 30, 1997                 1,275,473       __________              0.90%

U.S. Government
  Securities Fund
August 31, 1999              $__________     $__________              1.00%
August 31, 1998               284,609         __________              1.00%
August 31, 1997               312,851         __________              1.00%


(a) From July 1, 1999 to August 31, 1999.

ADMINISTRATIVE SERVICES AGREEMENT

INVESCO, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Funds pursuant to an Administrative Services Agreement.

The Administrative Services Agreement requires INVESCO to provide the following services to the Funds:

     o such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and

     o such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

As full compensation for services provided under the Administrative Services Agreement, each Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of each

Fund prior to May 13, 1999, and 0.045% per year of the average net assets of each Fund effective May 13, 1999.

TRANSFER AGENCY AGREEMENT

INVESCO also performs transfer agent, dividend disbursing agent and registrar services for the Funds pursuant to a Transfer Agency Agreement.

The Transfer Agency Agreement provides that each Fund pay INVESCO an annual fee of $26.00 per shareholder account, or, where applicable, per participant in an omnibus account. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in each Fund at any time during each month.

FEES PAID TO INVESCO

For the periods outlined in the table below, the Funds paid the following fees to INVESCO (prior to the absorption of certain Fund expenses by INVESCO):

HIGH YIELD FUND
                                            Year Ended August 31,
Type of Fee                        1999            1998            1997
-----------                        ----            ----            ----
Advisory                                           $2,842,990      $1,964,043
Administrative Services                               112,212          72,410
Transfer Agency                                       778,174         651,471


SELECT INCOME FUND
                                            Year Ended August 31,
Type of Fee                        1999            1998            1997
-----------                        ----            ----            ----
Advisory                                           $2,023,679      $1,477,302
Administrative Services                                67,475          50,289
Transfer Agency                                       895,360         786,616

TAX-FREE BOND FUND
                            Period Ended
                            August 31,                 Year Ended August 31,
Type of Fee                 1999(a)               1999            1998            1997
-----------                 -----------------     ----            ----            ----
Advisory                    $                     $               $1,195,773      $1,275,473
Administrative Services                                               42,612          44,786
Transfer Agency                                                     266,096          317,800


U.S. GOVERNMENT SECURITIES FUND
                                            Year Ended August 31,
Type of Fee                        1999            1998            1997
-----------                        ----            ----            ----
Advisory                                           $  284,609      $  312,851
Administrative Services                                17,762          18,532
Transfer Agency                                       186,705         178,192

(a) From July 1, 1999 to August 31, 1999.


DIRECTORS AND OFFICERS OF THE COMPANY

The overall direction and supervision of the Company come from the board of directors. The board of directors is responsible for making sure that the Funds' general investment policies and programs are carried out and that the Funds are properly administered.

The board of directors has an audit committee comprised of four of the directors who are not affiliated with INVESCO (the "Independent Directors"). The committee meets quarterly with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

The Company has a  management  liaison  committee  which  meets  quarterly  with various management personnel of INVESCO in order to facilitate better understanding of management and operations of the Company, and to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

The Company has a soft dollar brokerage committee. The committee meets periodically to review soft dollar and other brokerage transactions by the Funds, and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the Company's board of directors.

The Company has a derivatives committee. The committee meets periodically to review derivatives investments made by the Funds. It monitors derivatives usage by the Funds and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies on such instruments adopted by the Company's board of directors. It reports on these matters to the Company's board of directors.

The officers of the Company, all of whom are officers and employees of INVESCO, are responsible for the day-to-day administration of the Company and the Funds. The officers of the Company receive no direct compensation from the Company or the Funds for their services as officers. INVESCO has the primary responsibility for making investment decisions on behalf of the Funds. These investment decisions are reviewed by the investment committee of INVESCO.

All of the officers and directors of the Company hold comparable positions with the following funds, which, with the Company, are collectively referred to as the "INVESCO Funds":

        INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.) INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc.)
        INVESCO International Funds, Inc.
        INVESCO Money Market Funds, Inc.
        INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic
        Portfolios, Inc.)
        INVESCO Specialty Funds, Inc.
        INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.) INVESCO Treasurer's Series Funds, Inc. (formerly, INVESCO
        Treasurer's Series Trust)
        INVESCO Variable Investment Funds, Inc.

The table below provides information about each of the Company's directors and officers. Unless otherwise indicated, the address of the directors and officers is P.O. Box 173706, Denver, CO 80217-3706 . Their affiliations represent their principal occupations.

                                  Position(s) Held With         Principal Occupation(s)
Name, Address, and Age            Company                       During Past Five Years

Charles W. Brady *+               Director and Chairman of      Chairman  of the  Board of  INVESCO
1315 Peachtree St., N.E.          the Board                     Global Health Sciences Fund;  Chief
Atlanta, Georgia Age:  64                                       Executive  Officer and  Director of
                                                                AMVESCAP PLC,  London,  England and
                                                                various  subsidiaries  of  AMVESCAP
                                                                PLC.




                                  Position(s) Held With         Principal Occupation(s)
Name, Address, and Age            Company                       During Past Five Years

Fred A. Deering +#                Director and Vice             Trustee  of INVESCO  Global  Health
Security Life Center              Chairman of the Board         Sciences Fund;  formerly,  Chairman
1290 Broadway                                                   of  the  Executive   Committee  and
Denver, Colorado                                                Chairman  of the Board of  Security
Age:  71                                                        Life of Denver  Insurance  Company;
                                                                Director of ING  American  Holdings
                                                                Company    and   First   ING   Life
                                                                Insurance Company of New York.


Mark H. Williamson *+             President, Chief              President,  Chief Executive Officer
7800 E. Union Avenue              Executive Officer and         and     Director     of     INVESCO
Denver, Colorado                  Director                      Distributors,    Inc.;   President,
Age:  48                                                        Chief    Executive    Officer   and
                                                                Director  of INVESCO  Funds  Group,
                                                                Inc.;  Presi dent,  Chief Operating
                                                                Officer   and  Trustee  of  INVESCO
                                                                Global   Health    Sciences   Fund;
                                                                formerly,  Chairman  and Chief Exec
                                                                utive   Officer  of  Nations   Banc
                                                                Advisors, Inc.; formerly,  Chairman
                                                                of NationsBanc Investments, Inc.




                                  Position(s) Held With         Principal Occupation(s)
Name, Address, and Age            Company                       During Past Five Years

Victor L. Andrews, Ph.D. **!      Director                      Professor    Emeritus,     Chairman
34 Seawatch Drive                                               Emeritus  and  Chairman  of the CFO
Savannah, Georgia                                               Roundtable  of  the  Department  of
Age:  69                                                        Finance    of     Georgia     State
                                                                University;    President,   Andrews
                                                                Financial     Associates,      Inc.
                                                                (consulting firm); formerly, member
                                                                of the  faculties  of  the  Harvard
                                                                Business   School   and  the  Sloan
                                                                School   of   Management   of  MIT;
                                                                Director  of The  Sheffield  Funds,
                                                                Inc.


Bob R. Baker +**                  Director                      President   and   Chief   Executive
AMC Cancer Research Center                                      Officer  of  AMC  Cancer   Research
1600 Pierce Street                                              Center,  Denver,   Colorado,  since
Denver, Colorado                                                January  1989;  until  mid-December
Age:  62                                                        1988, Vice Chairman of the Board of
                                                                First      Columbia       Financial
                                                                Corporation,  Englewood,  Colorado;
                                                                formerly, Chairman of the Board and
                                                                Chief  Executive  Officer  of First
                                                                Columbia Financial Corporation.


Lawrence H. Budner # @            Director                      Trust Consultant; prior to June 30,
7608 Glen Albens Circle                                         1987,  Senior  Vice  President  and
Dallas, Texas                                                   Senior Trust  Officer of InterFirst
Age:  69                                                        Bank, Dallas, Texas.




                                  Position(s) Held With         Principal Occupation(s)
Name, Address, and Age            Company                       During Past Five Years

Wendy L. Gramm, Ph.D. **!         Director                      Self-employed     (since     1993);
4201 Yuma Street, N.W.                                          Professor of  Economics  and Public
Washington, DC                                                  Administration, University of Texas
Age:  54                                                        at Arlington;  formerly,  Chairman,
                                                                Commodity      Futures      Trading
                                                                Commission;    Administrator    for
                                                                Information and Regulatory  Affairs
                                                                at the  Office  of  Management  and
                                                                Budget;  Executive  Director of the
                                                                Presidential    Task    Force    on
                                                                Regulatory  Relief; and Director of
                                                                the  Federal   Trade   Commission's
                                                                Bureau of Economics; also, Director
                                                                of  Chicago  Mercantile   Exchange,
                                                                Enron Corporation, IBP, Inc., State
                                                                Farm Insurance Company, Independent
                                                                Women's    Forum,     International
                                                                Republic    Institute,    and   the
                                                                Republican  Women's  Federal Forum.
                                                                Also,  Member of Board of Visitors,
                                                                College of Business Administration,
                                                                University  of Iowa,  and Member of
                                                                Board of Visitors, Center for Study
                                                                of  Public  Choice,   George  Mason
                                                                University.




                                  Position(s) Held With         Principal Occupation(s)
Name, Address, and Age            Company                       During Past Five Years

Kenneth T. King +#@               Director                      Retired. Formerly, Chair man of the
4080 North Circulo                                              Board of The Capitol Life Insurance
  Manzanillo                                                    Company,    Providence   Washington
Tucson, Arizona                                                 Insurance  Company and  Director of
Age:  73                                                        numerous U.S. subsidiaries thereof;
                                                                formerly,  Chairman of the Board of
                                                                The Providence Capitol Companies in
                                                                the United  Kingdom  and  Guernsey;
                                                                Chairman   of  the   Board  of  the
                                                                Symbion Corporation until 1987.


John W. McIntyre +#@              Director                      Retired. Formerly, Vice Chairman of
7 Piedmont Center Suite 100                                     the  Board  of   Directors  of  the
Atlanta, Georgia                                                Citizens and  Southern  Corporation
Age:  68                                                        and Chairman of the Board and Chief
                                                                Executive  Officer of the  Citizens
                                                                and Southern  Georgia Corp. and the
                                                                Citizens  and   Southern   National
                                                                Bank;  Trustee  of  INVESCO  Global
                                                                Health   Sciences   Fund,    Gables
                                                                Residential    Trust,    Employee's
                                                                Retirement   System  of  GA,  Emory
                                                                University and J.M. Tull Charitable
                                                                Foundation;   Director   of  Kaiser
                                                                Foundation Health Plans of Georgia,
                                                                Inc.




                                  Position(s) Held With         Principal Occupation(s)
Name, Address, and Age            Company                       During Past Five Years

Larry Soll, Ph.D.!**              Director                      Retired. Formerly, Chair man of the
345 Poorman Road                                                Board   (1987   to   1994),   Chief
Boulder, Colorado                                               Executive Officer (1982 to 1989 and
Age:  57                                                        1993 to 1994) and  President  (1982
                                                                to 1989) of Synergen Inc.; Director
                                                                of Synergen since  incorporation in
                                                                1982;      Director     of     Isis
                                                                Pharmaceuticals,  Inc.;  Trustee of
                                                                INVESCO   Global  Health   Sciences
                                                                Fund.



Glen A. Payne                     Secretary                     Senior  Vice   President,   General
7800 E. Union Avenue                                            Counsel  and  Secretary  of INVESCO
Denver, Colorado                                                Funds  Group,   Inc.;  Senior  Vice
Age:  51                                                        President,  Secretary  and  General
                                                                Counsel  of  INVESCO  Distributors,
                                                                Inc.;  Secretary,   INVESCO  Global
                                                                Health  Sciences  Fund;   formerly,
                                                                General  Counsel of  INVESCO  Trust
                                                                Company  (1989 to 1998);  formerly,
                                                                employee   of  a  U.S.   regulatory
                                                                agency,  Washington,  D.C. (1973 to
                                                                1989).



                                  Position(s) Held With         Principal Occupation(s)
Name, Address, and Age            Company                       During Past Five Years

Ronald L. Grooms                  Chief Accounting              Senior Vice President and Treasurer
7800 E. Union Avenue              Officer, Chief Financial      of  INVESCO   Funds  Group,   Inc.;
Denver, Colorado                  Officer and Treasurer         Senior Vice President and Treasurer
Age:  52                                                        of  INVESCO   Distributors,   Inc.;
                                                                Treasurer,  Principal Financial and
                                                                Accounting   Officer   of   INVESCO
                                                                Global   Health    Sciences   Fund;
                                                                formerly, Senior Vice President and
                                                                Treasurer of INVESCO  Trust Company
                                                                (1988 to 1998).


William J. Galvin, Jr.            Assistant Secretary           Senior  Vice  President  of INVESCO
7800 E. Union Avenue                                            Funds  Group,   Inc.;  Senior  Vice
Denver, Colorado                                                President of INVESCO  Distributors,
Age: 42                                                         Inc.;  formerly,  Trust  Officer of
                                                                INVESCO Trust Company.


Pamela J. Piro                    Assistant Treasurer           Vice  President  of  INVESCO  Funds
7800 E. Union Avenue                                            Group,  Inc.;  formerly,  Assistant
Denver, Colorado                                                Vice  President   (1996  to  1997),
Age:  39                                                        Director  -  Portfolio   Accounting
                                                                (1994 to 1996),  Portfolio  Account
                                                                ing  Manager  (1993  to  1994)  and
                                                                Assistant  Accounting Manager (1990
                                                                to 1993).


Alan I. Watson                    Assistant Secretary           Vice  President  of  INVESCO  Funds
7800 E. Union Avenue                                            Group,   Inc.;   formerly,    Trust
Denver, Colorado                                                Officer of INVESCO Trust Company.
Age:  57




                                  Position(s) Held With         Principal Occupation(s)
Name, Address, and Age            Company                       During Past Five Years

Judy P. Wiese                     Assistant Secretary           Vice  President  of  INVESCO  Funds
7800 E. Union Avenue                                            Group,   Inc.;   formerly,    Trust
Denver, Colorado                                                Officer of INVESCO Trust Company.
Age:  51


# Member of the audit committee of the Company.

+ Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

* These directors are "interested persons" of the Company as defined in the 1940 Act.

** Member of the management liaison committee of the Company.

@ Member of the soft dollar brokerage committee of the Company.

! Member of the derivatives committee of the Company.

The following table shows the compensation paid by the Company to its Independent Directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company, all for the fiscal year ended August 31, 1999.

In addition, the table sets forth the total compensation paid by all of the INVESCO Funds and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1998. As of December 31, 1998, there were 53 funds in the INVESCO Complex.

----------------------------------------------------------------------------------------------------
Name of             Aggregate Compen-  Benefits Accrued     Estimated Annual    Total Compensation
Person and          sation From        As Part of Company   Benefits Upon       From INVESCO Complex
Position            Company(1)         Expenses(2)          Retirement(3)       Paid To Directors(6)
----------------------------------------------------------------------------------------------------
Fred A. Deering,                                                                $103,700
Vice Chairman of
the Board
----------------------------------------------------------------------------------------------------
Victor L. Andrews                                                               80,350
----------------------------------------------------------------------------------------------------
Bob R. Baker                                                                    84,000
----------------------------------------------------------------------------------------------------
Lawrence H. Budner                                                              79,350
----------------------------------------------------------------------------------------------------
Daniel D. Chabris(4)                                                            70,000
----------------------------------------------------------------------------------------------------
Wendy L. Gramm                                                                  79,000
----------------------------------------------------------------------------------------------------
Kenneth T. King                                                                 77,050
----------------------------------------------------------------------------------------------------
John W. McIntyre                                                                98,500
----------------------------------------------------------------------------------------------------
Larry Soll                                                                      96,000
----------------------------------------------------------------------------------------------------
Total                                                                          767,950
----------------------------------------------------------------------------------------------------
% of Net Assets     0.____%5           0.____%5                                 0.0035%(6)
----------------------------------------------------------------------------------------------------


(1) The vice chairman of the board, the chairmen of the Funds' committees who are Independent Directors, and the members of the Funds'committees who are Independent Directors, each receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.

(2) Represents estimated benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

(3) These amounts represent the Company's share of the estimated annual benefits payable by the INVESCO Funds upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Funds, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Drs. Soll and Gramm, each of these directors has served as a director or trustee of one or more of the funds in the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan. Although Mr. McIntyre became eligible to participate in the Defined Benefit Deferred Compensation Plan as of November 1, 1998, he will not be included in the calculation of retirement benefits until November 1, 1999.

(4) Mr. Chabris retired as a director of the Company on September 30, 1998.

(5) Totals as a percentage of the Company's net assets as of August 31, 1999.

(6) Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1998.

Messrs. Brady and Williamson, as "interested persons" of the Company and the other INVESCO Funds, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or the other funds in the INVESCO Funds for their service as directors.

The boards of directors of the mutual funds in the INVESCO Funds have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the Independent Directors of the funds. Under this Plan, each director who is not an interested person of the funds (as defined in Section 2(a)(19) of the 1940 Act) and who has served for at least five years (a "Qualified Director") is entitled to receive, upon termination of service as a director (normally, at the retirement age of 72 or the retirement age of 73 or 74, if the retirement date is extended by the boards for one or two years, but less than three years), continuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the funds to the Qualified Director at the time of his/her retirement (the "Basic Benefit"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of any director whose retirement has been extended by the board for up to three years, a Qualified Director shall receive quarterly payments at an annual rate equal to 50% of the Basic Benefit. These payments will continue for the remainder of the Qualified Director's life or ten years, whichever is longer (the "Reduced Benefit Payments"). If a Qualified Director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the First Year Retirement Benefit and Reduced Benefit Payments will be made to him/her or to his/her beneficiary or estate. If a Qualified Director becomes disabled or dies either prior to age 72 or during his/her 74th year while still a director of the funds, the director will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to his/her beneficiary or estate. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Company began making payments under the Plan to Mr. Chabris as of October 1, 1998. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers. A similar plan has been adopted by INVESCO Global Health Sciences Fund's board of trustees. All trustees of INVESCO Global Health Sciences Fund are also directors of the INVESCO Funds.

The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds, except Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing . Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the Independent Director may own either directly or beneficially.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of July 31, 1999, the following persons owned more than 5% of the outstanding shares of the Funds indicated below. This level of share ownership is considered to be a "principal shareholder" relationship with a Fund under the 1940 Act. Shares that are owned "of record" are held in the name of the person indicated. Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares:

High Yield Fund

--------------------------------------------------------------------------------------
                                        Basis of Ownership
          Name and Address              (Record/Beneficial)           Percentage Owned
--------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.               Record                        35.72%
Special Custody Acct for the
Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------------
Nat'l Financial Services Corp
The Exclusive Benefit of Cust           Record                         7.51%
One World Financial Center
200 Liberty Street, 5th Floor
Attn:  Kate Recon
New York, NY 10281-1003

--------------------------------------------------------------------------------------



Select Income Fund

--------------------------------------------------------------------------------------
                                        Basis of Ownership
          Name and Address              (Record/Beneficial)           Percentage Owned
--------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.               Record                        15.91%
Special Custody Acct for the
Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------------
INVESCO Trust Company TR                Record                         6.38%
Morris Communications Corp
Employees' Profit Sharing Ret Plan
725 Broad Street
Augusta, GA 30901-1336
--------------------------------------------------------------------------------------
Nat'l Financial Services Corp           Record                         6.09%
The Exclusive Benefit of Cust
One World Financial Center
200 Liberty Street, 5th Floor
Attn:  Kate Recon
New York, NY 10281-1003
--------------------------------------------------------------------------------------
Prudential Securities Inc.              Record                         5.295%
Acct 910-404559-000
Attn:  Mutual Funds
1 New York Plaza
New York, NY 10004-1901
--------------------------------------------------------------------------------------



Tax-Free Bond Fund

--------------------------------------------------------------------------------------
                                        Basis of Ownership
          Name and Address              (Record/Beneficial)           Percentage Owned
--------------------------------------------------------------------------------------
None
--------------------------------------------------------------------------------------




U.S. Government Securities Fund

--------------------------------------------------------------------------------------
                                        Basis of Ownership
          Name and Address              (Record/Beneficial)           Percentage Owned
--------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.               Record                        15.73%
Special Custody Acct for the
Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery St
--------------------------------------------------------------------------------------
Resources Trust Co Cust For             Record                         8.97%
The Exclusive Benefit of The
Various Cusotmers of IMS
P.O. box 3865
Englewood, CO 80155-3865
--------------------------------------------------------------------------------------

As of August 6, 1999, officers and directors of the Company, as a group, beneficially owned less than 1% of any Fund's outstanding shares.

DISTRIBUTOR

INVESCO Distributors, Inc. ("IDI"), a wholly owned subsidiary of INVESCO, is the distributor of the Funds. IDI receives no compensation and bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Funds' shares, except for such distribution expenses as are paid out of Fund assets under the Company's plan of distribution which has been adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

The Company has adopted a Plan and Agreement of Distribution (the "Plan") which provides that each Fund will make monthly payments to IDI computed at an annual rate no greater than 0.25% of a Fund's average net assets. These payments permit IDI, at its discretion, to engage in certain activities and provide services in connection with the distribution of a Fund's shares to investors. Payments by a Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided during the rolling 12-month period in which that month falls.

A significant expenditure under the Plan is compensation paid to securities companies and other financial institutions and organizations, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of a Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, INVESCO does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Funds possibly could decrease to the extent that the banks would no longer invest customer assets in the Funds. Neither the Company nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by a Fund.

During the fiscal year ended August 31, 1999, the High Yield, Select Income and U.S. Government Securities Funds made payments to IDI under the Plan in the amounts of $_________, $__________ and $__________ , respectively. During the period ended August 31, 1999 and the fiscal year ended June 30, 1999, the Tax-Free Bond Fund made payments to IDI under the Plan in the amounts of $__________ and $__________, respectively. In addition, as of August 31, 1999, $__________, $________, $_________ and $________ of additional distribution accruals had been incurred for High Yield, Select Income, Tax-Free Bond and U.S. Government Securities Funds, respectively, and will be paid during the fiscal year ended August 31, 2000. For the fiscal year ended August 31, 1999 for High Yield, Select Income and U.S. Government Securities Funds and the period ended August 31, 1999, and the fiscal year ended June 30, 1999 for Tax-Free Bond Fund, allocation of 12b-1 amounts paid by the Funds for the following categories of expenses were:

High Yield Fund
                                                       Year Ended
                                                     August 31, 1999

Advertising                                        $_______________
Sales literature, printing, and postage             _______________
Direct Mail                                         _______________
Public Relations/Promotion                          _______________
Compensation to securities dealers
    and other organizations                         _______________
Marketing personnel                                 _______________


Select Income Fund
                                                       Year Ended
                                                     August 31, 1999

Advertising                                        $________________
Sales literature, printing, and postage             ________________
Direct Mail                                         ________________
Public Relations/Promotion                          ________________
Compensation to securities dealers
  and other organizations                           ________________
Marketing personnel                                 ________________

Tax-Free Bond Fund
                                   Period Ended        Year Ended
                                 August 31, 1999(a)   June 30, 1999

Advertising                      $________________   $_______________
Sales literature, printing,
   and postage                    ________________    _______________
Direct Mail                       ________________    _______________
Public Relations/Promotion        ________________    _______________
Compensation to securities dealers
   and other organizations        ________________    _______________
Marketing personnel               ________________    _______________


U.S. Government Securities Fund
                                                       Year Ended
                                                     August 31, 1999

Advertising                                        $_______________
Sales literature, printing, and postage             _______________
Direct Mail                                         _______________
Public Relations/Promotion                          _______________
Compensation to securities dealers
    and other organizations                         _______________
Marketing personnel                                 _______________


(a) From July 1, 1999 to August 31, 1999.

The services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new shareholder account applications, preparing and transmitting to the Company's Transfer Agent computer-processable tapes of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Funds, and assisting in other customer transactions with the Funds.

The Plan provides that it shall continue in effect with respect to each Fund as long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Directors. The Plan can also be terminated at any time by a Fund, without penalty, if a majority of the Independent Directors, or shareholders of the Fund, vote to terminate the Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of a Fund, the investment climate for a Fund, general market conditions, and the volume of sales and redemptions of a Fund's shares. The Plan may continue in effect and payments may be made under the Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Company is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares.

So long as the Plan is in effect, the selection and nomination of persons to serve as Independent Directors of the Company shall be committed to the Independent Directors then in office at the time of such selection or nomination. The Plan may not be amended to increase the amount of a Fund's payments under the Plan without approval of the shareholders of that Fund, and all material amendments to the Plan must be approved by the board of directors of the Company, including a majority of the Independent Directors. Under the agreement implementing the Plan, IDI or a Fund, the latter by vote of a majority of the Independent Directors, or the holders of a majority of the Fund's outstanding voting securities, may terminate such agreement without penalty upon 30 days' written notice to the other party. No further payments will be made by a Fund under the Plan in the event of its termination.

To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, a Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment." In this event, a Fund may continue to make payments pursuant to the Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by a Fund under the Plan. Such new arrangements must be approved by the directors, including a majority of the Independent Directors, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with IDI. On a quarterly basis, the directors review information about the distribution services that have been provided to each Fund and the 12b-1 fees paid for such services. On an annual basis, the directors consider whether the Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by each Fund, should be made.

The only Company  directors and interested  persons,  as that term is defined in
Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Company who are also officers either of IDI or other companies affiliated with IDI. The benefits which the Company believes will be reasonably likely to flow to a Fund and its shareholders under the Plan include the following:

     o    Enhanced  marketing  efforts,  if  successful,  should  result  in  an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

     o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes; and

     o Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the plan.

The positive effect which increased Fund assets will have on INVESCO's revenues could allow INVESCO and its affiliated companies:

     o To have greater resources to make the financial commitments necessary to improve the quality and level of the Funds' shareholder services (in both systems and personnel);

     o To increase the number and type of mutual funds available to investors from INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

     o To acquire and retain talented employees who desire to be associated with a growing organization.

OTHER SERVICE PROVIDERS

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers   LLP,  950  Seventeenth  Street,   Suite  2500,  Denver,
Colorado, are the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Funds.

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, is the custodian of the cash and investment securities of the Company. The custodian is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

TRANSFER AGENT

INVESCO, 7800 E. Union Avenue, Denver, Colorado, is the Company's transfer agent, registrar, and dividend disbursing agent. Services provided by INVESCO include the issuance, cancellation and transfer of shares of the Funds, and the maintenance of records regarding the ownership of such shares.

LEGAL COUNSEL

The firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell LLP, 1225 17th Street, Suite 2900, Denver, Colorado, acts as special counsel to the Company.

BROKERAGE ALLOCATION AND OTHER PRACTICES

As the investment adviser to the Funds, INVESCO places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

While INVESCO seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available. INVESCO is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, INVESCO considers the quality of executions obtained on a Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. INVESCO has found that a broker's consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged a Fund are consistent with prevailing and reasonable commissions, INVESCO monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Funds.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, INVESCO may select brokers that provide research services to INVESCO and the Company, as well as other INVESCO mutual funds and other accounts managed by INVESCO. Research services include statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO in making informed investment decisions. Research services prepared and furnished by brokers through which a Fund effects securities transactions may be used by INVESCO in servicing all of its accounts and not all such services may be used by INVESCO in connection with a particular Fund. Conversely, a Fund receives benefits of research acquired through the brokerage transactions of other clients of INVESCO.

In order to obtain reliable trade execution and research services, INVESCO may utilize brokers that charge higher commissions than other brokers would charge for the same transaction. This practice is known as "paying up." However, even when paying up, INVESCO is obligated to obtain favorable execution of a Fund's transactions.

Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. When a number of broker-dealers can provide comparable best price and execution on a particular transaction, INVESCO may consider the sale of a Fund's shares by a broker-dealer in selecting among qualified broker-dealers.

The aggregate dollar amount of underwriting discounts and brokerage commissions paid by each Fund for the periods outlined in the table below were:

High Yield Fund
        Year Ended August 31, 1999               $________
        Year Ended August 31, 1998               $________
        Year Ended August 31, 1997               $________

Select Income Fund
        Year Ended August 31, 1999               $________
        Year Ended August 31, 1998               $________
        Year Ended August 31, 1997               $________


Tax-Free Bond Fund
        Period ended August 31, 1999(a)          $________
        Year Ended June 30, 1999                 $________
        Year Ended June 30, 1998                 $________
        Year Ended June 30, 1997                 $________


U.S. Government Securities Fund
        Year Ended August 31, 1999               $________
        Year Ended August 31, 1998               $________
        Year Ended August 31, 1997               $________

(a) From July 1, 1999 to August 31, 1999.


For the fiscal year ended August 31, 1999 with respect to High Yield, Select Income and U.S. Government Securities Fund and for the period ended August 31, 1999 with respect to Tax-Free Bond Fund, brokers providing research services received $_____________ in commissions on portfolio transactions effected for the Funds. The aggregate dollar amount of such portfolio transactions was $________________. Commissions totaling $__________ were allocated to certain brokers in recognition of their sales of shares of the Funds on portfolio transactions of the Funds effected during the year ended August 31, 1999 with respect to High Yield, Select Income and U.S. Government Securities Fund. Commissions totaling ___ and ___ were allocated to certain brokers in recognition of their sales of shares of Tax-free Bond Fund on portfolio transactions of Tax-Free Bond Fund during the period ended August 31, 1999 and the fiscal year ended June 30, 1999, respectively.

At August 31, 1999, each Fund held debt securities of its regular brokers or dealers, or their parents, as follows:


--------------------------------------------------------------------------------
           Fund                 Broker or Dealer      Value of Securities
                                                      at August 31, 1999
================================================================================
High Yield
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Fund                 Broker or Dealer      Value of Securities
                                                      at August 31, 1999
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Select Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tax-Free Bond
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Government Securities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Neither INVESCO nor any affiliate of INVESCO receives any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between INVESCO or any person affiliated with INVESCO or the Funds and any broker-dealer that executes transactions for the Funds.

CAPITAL STOCK

The Company is authorized to issue up to one billion shares of common stock with a par value of $0.01 per share. As of July 31, 1999, the following shares of each Fund were outstanding:

        High Yield Fund                     122,467,100
        Select Income Fund                   89,385,636
        Tax-Free Bond Fund                   13,583,936
        U.S. Government Securities Fund      11,858,949


All shares of each Fund are of one class with equal rights as to voting, dividends and liquidation. All shares issued and outstanding are, and all shares offered hereby, when issued will be fully paid and nonassessable. The board of directors has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

Shares have no preemptive rights and are freely transferable on the books of each Fund.

All shares of the Company have equal voting rights based on one vote for each share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of
Incorporation,   the  board  of  directors   will  call   special   meetings  of
shareholders.

Directors may be removed by action of the holders of a majority of the outstanding shares of the Company. The Funds will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Company voting for the election of directors of the Company can elect 100% of the directors if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.

TAX CONSEQUENCES OF OWNING SHARES OF A FUND

Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets, distribution and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund qualified as a regulated investment company and intends to continue to qualify during its current fiscal year. It is the policy of each Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and the Funds' qualification as regulated investment companies, it is anticipated that none of the Funds will pay federal income or excise taxes and that all of the Funds will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that a Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If a Fund does not distribute all of its net investment income or net capital gains, it will be subject to income and excise tax on the amount that is not distributed. If a Fund does not qualify as a regulated investment company, it will be subject to corporate tax on its net investment income and net capital gains at the corporate tax rates.

Dividends paid by a Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are taxable for federal income tax purposes as ordinary income to shareholders. After the end of each calendar year, the Funds send shareholders information regarding the amount and character of dividends paid in the year, including the dividends eligible for the dividends-received-deduction for corporations. Dividends eligible for the dividends-received-deduction will be limited to the aggregate amount of qualifying dividends that a Fund derives from its portfolio investments.

A Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gains and losses are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is considered short-term, while holding a security for more than one year will generate a long-term gain or loss. A capital gain distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends, as discussed above. If total long-term gains on sales exceed total short-term losses, including any losses carried forward from previous years, a Fund will have a net capital gain. Distributions by a Fund of net capital gain are, for federal income tax purposes, taxable to the shareholder as a long-term capital gain regardless of how long a shareholder has held shares of the particular Fund. Such distributions are not eligible for the dividends-received-deduction. After the end of each calendar year, the Funds send information to shareholders regarding the amount and character of distributions paid during the year.

All dividends and other distributions are taxable income to the shareholder, whether or not such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of a Fund's shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. The net asset value of shares of a Fund reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is declared, the net asset value is reduced by the amount of the distribution. If shares of a Fund are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average value of at least 50% of its assets produce, or are held for the production of, passive income. Each Fund intends to "mark to market" its stock in any PFIC. In this context, "marking to market" means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted basis in the PFIC stock as of the end of the year. In certain circumstances, a Fund will also be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value of the PFIC stock as of the end of the year. The deduction will only be allowed to the extent of any PFIC mark-to-market gains recognized as ordinary income in prior years. A Fund's adjusted tax basis in each PFIC stock for which it makes this election will be adjusted to reflect the amount of income included or deduction taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Funds recommend any particular method of determining cost basis. Other methods may result in different tax consequences. If you have reported gains or losses for a Fund in past years, you must continue to use the method previously used, unless you apply to the IRS for permission to change methods.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain distributions that you may have received on those shares.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax adviser regarding specific questions as to federal, state and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies.

PERFORMANCE

To keep shareholders and potential investors informed, INVESCO will occasionally advertise the Funds' total return for one-, five-, and ten-year periods (or since inception). Total return figures show the rate of return on a $10,000 investment in a Fund, assuming reinvestment of all dividends and capital gain distributions for the periods cited.

Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in a Fund's investment results, because they do not show the interim variations in performance over the periods cited. More information about the Funds' recent and historical performance is contained in the Company's Annual Report to Shareholders. You can get a free copy by calling or writing to INVESCO using the phone number or address on the back cover of the Funds' prospectus.

When we quote mutual fund rankings published by Lipper Inc., we may compare a Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare a Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return performance for the one-, five-, and ten-year periods (or since inception) ended August 31, 1999 was:


Name of Fund                       1 Year        5 Year        10 Year

High Yield Fund                    _____%        _____%         _____%
Select Income Fund                 _____%        _____%         _____%
Tax-Free Bond Fund                 _____% (a)    _____%         _____%
U.S. Government Securities Fund    _____%        _____%         _____%

(a) From July 1, 1999 to August 31, 1999.

Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1 + T)n = ERV

where:         P = a hypothetical initial payment of $10,000
               T = average annual total return
               n = number of years
               ERV = ending redeemable value of initial payment

The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for a Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Funds in performance reports will be drawn from the following mutual fund groupings, in addition to the broad-based Lipper general fund groupings:

High Yield Fund                             High Current Yield Funds
Select Income Fund                          ________________ Funds
Tax-Free Bond Fund                          General Municipal Bond Funds
U.S. Government Securities Fund             U.S. Government Funds

Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
BANXQUOTE
BARRON'S
BUSINESS WEEK
CDA INVESTMENT TECHNOLOGIES
CNBC
CNN

CONSUMER DIGEST
FINANCIAL TIMES
FINANCIAL WORLD
FORBES
FORTUNE
IBBOTSON ASSOCIATES, INC.
INSTITUTIONAL INVESTOR
INVESTMENT COMPANY DATA, INC.
INVESTOR'S BUSINESS DAILY
KIPLINGER'S PERSONAL FINANCE
LIPPER INC.'S MUTUAL FUND PERFORMANCE ANALYSIS
MONEY
MORNINGSTAR
MUTUAL FUND FORECASTER
NO-LOAD ANALYST
NO-LOAD FUND X
PERSONAL INVESTOR
SMART MONEY
THE NEW YORK TIMES
THE NO-LOAD FUND INVESTOR
U.S. NEWS AND WORLD REPORT
UNITED MUTUAL FUND SELECTOR
USA TODAY
THE WALL STREET JOURNAL
WIESENBERGER INVESTMENT COMPANIES SERVICES
WORKING WOMAN
WORTH



FINANCIAL STATEMENTS

The financial statements for the Company for the fiscal year ended August 31, 1999 are incorporated herein by reference from the Company's Annual Report to Shareholders dated August 31, 1999.

APPENDIX A

BOND RATINGS

The following is a description of Moody's and S&P's bond ratings:

Moody's Corporate Bond Ratings

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

S&P Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

                            PART C. OTHER INFORMATION
Item 23.    Exhibits

               (a)  Articles of Incorporation filed April 2, 1993.(1)

                    (1) Articles of Amendment to Articles of Incorporation filed May 14, 1998.

                    (2) Articles of Amendment to Articles of Incorporation filed October 29, 1998.

                    (3) Articles Supplementary to Articles of Incorporation filed May 28, 1999.(5)

                    (4) Articles of Amendment to Articles of Incorporation filed August 13, 1999.

                    (5) Articles of Transfer of INVESCO Tax-Free Income Funds, Inc. and INVESCO Bond Funds, Inc. filed August 13, 1999.

               (b)  Bylaws.(1)

               (c) Provisions of instruments defining the rights of holders of Registrant's securities are contained in Articles II, IV, VI and VIII of the Articles of Incorporation and Articles I, II, V, VI, VII, VIII, IX and X of the Bylaws of the Registrant.

               (d)(1) Investment Advisory Agreement between Registrant and INVESCO Funds Group, Inc. dated February 28, 1997.(2)

                    (a) Amendment dated August 13, 1999 to Advisory Agreement.

               (e)(1) General Distribution Agreement between Registrant and INVESCO Distributors, Inc. dated September 30, 1997.(2)

               (f)  (1)  Defined   Benefit   Deferred   Compensation   Plan  for
               Non-Interested Directors and Trustees.(3)

                    (2) Amended Defined Benefit Deferred Compensation Plan for Non-Interested Directors and Trustees.(3)

               (g) Custody Agreement between Registrant and State Street Bank and Trust Company dated July 1, 1994.(1)

                    (1) Amendment to Custody Agreement dated October 25,1995.(1)

                    (2) Data Access Services Addendum.(2)

                    (3) Form of Additional Fund Letter dated August 18, 1999.

               (h) (1) Transfer Agency Agreement between Registration and INVESCO Funds Group, Inc. dated February 28, 1997.(2)

                    (a) Amendment dated October 29, 1998 to Transfer Agency Agreement.

                    (2) Administrative Services Agreement between Registrant and
               INVESCO Funds Group, Inc. dated February 28, 1997.(2)

                         (a) Amendment dated May 13, 1999 to Administrative Services Agreement.

               (i) (1) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable(2)

                    (2) Opinon and  Consent of Counsel  with  respect to INVESCO
               Tax-Free Bond Fund as to the legality of the securities being registered dated August 13, 1999(5)

               (j) Consent of Independent Accountants.

               (k) Not applicable.

               (l) Not applicable.

               (m)(1) Amended Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated September 30, 1997.(2)

               (n) Not Applicable.

               (o) Not Applicable.

(1)Previously filed with Post-Effective Amendment No. 36 to the Registration Statement on October 30, 1996, and incorporated by reference herein.

(2)Previously filed with Post-Effective Amendment No. 37 to the Registration Statement on October 30, 1997, and incorporated by reference herein.

(3)Previously filed with Post-Effective Amendment No. 38 to the Registration Statement on October 28, 1998, and incorporated by reference herein.

(4)Previously filed with Post-Effective Amendment No. 39 to the Registration Statement on August 13, 1999, and incorporated by reference herein.


Item 24.    Persons Controlled by or Under Common Control with the Fund

No person is presently controlled by or under common control with the Fund.

Item 25.    Indemnification

Indemnification provisions for officers, directors and employees of Registrant are set forth in Article Seventh of the Articles of Incorporation, and are hereby incorporated by reference. See Item 24 above. Under these Articles, directors and officers will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder. Under the Investment Company Act of 1940, Fund directors and officers cannot be protected against liability to the Fund or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Company also maintains liability insurance policies covering its directors and officers.

Item 26.    Business and Other Connections of Investment Adviser

See "Fund Management" in the Fund's Prospectus and "Management of the Funds" in the Statement of Additional Information for information regarding the business of the investment adviser, INVESCO.

Following are the names and principal occupations of each director and officer of the investment adviser, INVESCO. Certain of these persons hold positions with IDI, a subsidiary of INVESCO.

--------------------------------------------------------------------------------
                              Position with
Name                          Adviser         Principal Occupation and Company
                                              Affiliation
--------------------------------------------------------------------------------
Mark H. Williamson            Chairman,       President & Chief Executive
                              Director and    Officer
                              Officer         INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Raymond Roy Cunningham        Officer         Senior Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
William J. Galvin, Jr.        Officer         Senior Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Ronald L. Grooms              Officer         Senior Vice President & Treasurer
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Richard W. Healey             Officer         Senior Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
William Ralph Keithler        Officer         Senior Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Charles P. Mayer              Officer &       Senior Vice President
                              Director        INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Timothy J. Miller             Officer         Senior Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Donovan J. (Jerry) Paul       Officer         Senior Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Glen A. Payne                 Officer         Senior Vice President, Secretary
                                              & General Counsel
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
John R. Schroer, II           Officer         Senior Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Marie E. Aro                  Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Ingeborg S. Cosby             Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Stacie Cowell                 Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Dawn Daggy-Mangerson          Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Elroy E. Frye, Jr.            Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Linda J. Gieger               Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mark D. Greenberg             Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Brian B. Hayward              Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Richard R. Hinderlie          Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Thomas M. Hurley              Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Patricia F. Johnston          Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Campbell C. Judge             Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Peter M. Lovell               Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
James F. Lummanick            Officer         Vice President & Assistant
                                              General Counsel
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Thomas A. Mantone, Jr.        Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Trent E. May                  Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Corey M. McClintock           Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Douglas J. McEldowney         Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Frederick R. (Fritz) Meyer    Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Stephen A.  Moran             Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Jeffrey G. Morris             Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Laura M. Parsons              Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Jon B. Pauley                 Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Pamela J. Piro                Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Anthony R. Rogers             Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Gary L. Rulh                  Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
James B. Sandidge             Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
John S. Segner                Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Terri B. Smith                Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Tane T. Tyler                 Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Thomas R. Wald                Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Alan I. Watson                Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Judy P. Wiese                 Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Thomas H. Scanlan             Officer         Regional Vice President
                                              INVESCO Funds Group, Inc.
                                              12028 Edgepark Court
                                              Potomac, MD 20854
--------------------------------------------------------------------------------
Reagan A. Shopp               Officer         Regional Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
Michael D. Legoski            Officer         Assistant Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Donald R. Paddack             Officer         Assistant Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Kent T. Schmeckpeper          Officer         Assistant Vice President
                                              Account Relationship Manager
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
Jeraldine E. Kraus            Officer         Assistant Secretary
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------

Item 27.    Principal Underwriters

            INVESCO Bond Funds, Inc.
            INVESCO Combination Stock & Bond Funds, Inc.
            INVESCO International Funds, Inc.
            INVESCO Money Market Funds, Inc.
            INVESCO Sector Funds, Inc.
            INVESCO Specialty Funds, Inc.
            INVESCO Stock Funds, Inc.
            INVESCO Treasurer's Series Funds, Inc.
            INVESCO Variable Investment Funds, Inc.

               (b)

Positions and                                   Positions and
Name and Principal      Offices with            Offices with
Business Address        Underwriter             the Company

William J. Galvin, Jr.  Senior Vice             Assistant Secretary
7800 E. Union Avenue    President &
Denver, CO  80237       Asst. Secretary

Ronald L. Grooms        Senior Vice             Treasurer,
7800 E. Union Avenue    President,              Chief Fin'l
Denver, CO  80237       Treasurer, &            Officer, and
                        Director                Chief Acctg. Off.

Richard W. Healey       Senior Vice
7800 E. Union Avenue    President  &
Denver, CO  80237       Director

Charles P. Mayer        Director
7800 E. Union Avenue
Denver, CO 80237

Timothy J. Miller       Director
7800 E. Union Avenue
Denver, CO 80237

Glen A. Payne           Senior Vice             Secretary
7800 E. Union Avenue    President,
Denver, CO 80237        Secretary &
                        General Counsel

Pamela J. Piro          Asst. Treasurer         Asst. Treasurer
7800 E. Union Avenue
Denver, CO 80237

Judy P. Wiese           Vice President          Asst. Secretary
7800 E. Union Avenue    & Assistant
Denver, CO  80237       Secretary

Mark H. Williamson      Chairman of the Board,  President,
7800 E. Union Avenue    President, & Chief      CEO & Director
Denver, CO 80237        Executive Officer


               (c)     Not applicable.

Item 28.       Location of Accounts and Records

               Mark H. Williamson
               7800 E. Union Avenue
               Denver, CO  80237

Item 29.       Management Services

               Not applicable.

Item 30.       Undertakings

               Not applicable

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, County of Denver, and State of Colorado, on the 30th day of August, 1999.

                                          INVESCO Bond Funds, Inc.
Attest:

 /s/ Glen A. Payne                        /s/ Mark H. Williamson
-------------------------------           ----------------------------------
Glen A. Payne, Secretary                  Mark H. Williamson, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Mark H. Williamson                    /s/ Lawrence H. Budner
-------------------------------           -----------------------------
Mark H. Williamson, President &           Lawrence H. Budner, Director
Director (Chief Executive Officer)

/s/ Ronald L. Grooms                      /s/ John W. McIntyre
-------------------------------           -----------------------------
Ronald L. Grooms, Treasurer               John W. McIntyre, Director
(Chief Financial and Accounting
Officer)

/s/ Victor L. Andrews                     /s/ Fred A. Deering
-------------------------------           -----------------------------
Victor L. Andrews, Director               Fred A. Deering, Director

/s/ Bob R. Baker                          /s/ Larry Soll
-------------------------------           -----------------------------
Bob R. Baker, Director                    Larry Soll, Director

/s/ Charles W. Brady                      /s/ Kenneth T. King
-------------------------------           -----------------------------
Charles W. Brady, Director                Kenneth T. King, Director

/s/ Wendy L. Gramm
-------------------------------
Wendy L. Gramm, Director

By*_____________________________          By*  /s/ Glen A. Payne
                                          -------------------------
Edward F. O'Keefe                               Glen A. Payne
Attorney in Fact                                Attorney in Fact

* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this post-effective amendment to the Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant have been filed with the Securities and Exchange Commission on January 9, 1990, January 16, 1990, May 22, 1992, March 31, 1994, October 23,
1995, October 30, 1996 and October 30, 1997. respectively.

                                  Exhibit Index

                                          Page in
Exhibit Number                            Registration Statement
   a(4)
   a(5)
   d(1)(a)
   g(3)
   h(1)(a)
   h(2)(a)
   j